UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☐

Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

China Direct, Inc.

(Name of Registrant as Specified In Its Charter)

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

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(4)

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(5)

Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

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(4)

Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 30, 2008

To the shareholders of China Direct, Inc.

You are cordially invited to attend the annual meeting of shareholders of China Direct, Inc. to be held at the Hilton Hotel in Deerfield Beach, Florida located at 100 Fairway Drive, Deerfield Beach, Florida, 33441-1856 on Friday, May 30, 2008 at 1:00 PM local time. At the annual meeting you will be asked to vote on the following matters:

1.

To elect a board of directors consisting of five members,

2.

To ratify the appointment of Sherb & Co., LLP as our independent registered public accountants,

3.

To approve our 2008 Executive Stock Incentive Plan,

4.

To approve our 2008 Non-Executive Stock Incentive Plan, and

5.

To consider and act upon any other business as may properly come before the annual meeting or any adjournments thereof.

The board of directors recommends that you vote FOR Proposals 1, 2, 3 and 4.

These items of business are more fully described in the proxy statement that is attached to this Notice. The board of directors has fixed the close of business on April 15, 2008 as the Record Date for determining the shareholders that are entitled to notice of and to vote at the annual meeting and any adjournments thereof.

Your vote is important regardless of the number of shares you own. All shareholders are invited to attend the annual meeting in person. Whether or not you plan to attend the annual meeting in person, please take the time to vote in one of these ways:

•

By mail - fill in, sign and date the enclosed proxy card and return it promptly in the postage-paid envelope.

•

By fax - fill in, sign and date the enclosed proxy card and fax it to the number which appears on the card.

•

Via Internet - visit the website noted on your proxy card to vote via the Internet.

You may attend the annual meeting and vote in person even if you have previously voted by proxy in one of the three ways listed above. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

By Order of the Board of Directors

/s/ YUEJIAN (JAMES) WANG
Yuejian (James Wang),
Chairman and Chief Executive Officer

Deerfield Beach, Florida

April 30, 2008

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 30, 2008: This proxy statement, along with our Annual Report on Form 10-K for the year ended December 31, 2007 (“2007 Form 10-K”) are available free of charge on our website www.chinadirectinc.com

TABLE OF CONTENTS

Page No.

General

1

Questions and Answers

1

Who Can Help Answer Your Questions?

4

Corporate Governance

5

Board Committees

7

Compensation of Directors

9

Audit Committee Report

10

Executive Officers

12

Executive Compensation

17

Principal Shareholders

22

Certain Relationships and Related Transactions

24

Certain Defined Terms

24

Proposal 1 - Election of Directors

25

Proposal 2 - Ratification of the Appointment of Sherb & Co., LLP

28

Proposal 3 - Approval of the 2008 Executive Stock Incentive Plan

28

Proposal 4 - Approval of the 2008 Non-Executive Stock Incentive Plan

32

Other Matters

34

Dissenter’s Rights

34

Proposals of Shareholders

34

Annual Report on Form 10-K

34

Where You Can Find More Information

34

Appendix A - Audit Committee Charter

A-1

Appendix B - Compensation Committee Charter

B-1

Appendix C - Nominating & Governance Committer Charter

C-1

Appendix D - 2008 Executive Stock Incentive Plan

D-1

Appendix E - 2008 Non-Executive Stock Incentive Plan

E-1

Shareholders Should Read the Entire Proxy Statement

Carefully Prior to Returning Their Proxies

____________________

PROXY STATEMENT

____________________

FOR

ANNUAL MEETING OF SHAREHOLDERS

GENERAL

The enclosed proxy is solicited on behalf of the board of directors of China Direct, Inc. for use at our annual meeting of shareholders to be held on Friday, May 30, 2008 at 1:00 PM, local time, and at any adjournments thereof. The annual meeting will be held at the Hilton Hotel in Deerfield Beach, Florida located at 100 Fairway Drive, Deerfield Beach, Florida, 33441-1856. Voting materials, including this proxy statement, the proxy card and our 2007 Form 10-K, were mailed on or about May 1, 2008 to all shareholders entitled to vote at the annual meeting.

QUESTIONS AND ANSWERS

Following are some commonly asked questions raised by our shareholders and answers to each of those questions.

Q:

What may I vote on at the annual meeting?

A:

At the annual meeting, shareholders will consider and vote upon the following matters:

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to elect a board of directors consisting of five members;

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to ratify the appointment of Sherb & Co., LLP as our independent registered public accountants firm;

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to approve our 2008 Executive Stock Incentive Plan;

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to approve our 2008 Non-Executive Stock Incentive Plan; and

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such other matters as may properly come before the annual meeting or any adjournments thereof.

Q:

How does the board of directors recommend that I vote on the proposals?

A:

The board of directors recommends a vote “FOR” each of the nominees to the board of directors, “FOR” the proposal ratifying the appointment of Sherb & Co., LLP, “FOR” the proposal approving our 2008 Executive Stock Incentive Plan and “FOR” the proposal approving our 2008 Non-Executive Stock Incentive Plan.

Q:

How can I vote my shares at the annual meeting?

A:

If your shares are registered directly in your name with our transfer agent, Computer Share Trust Co., Inc., you are considered the shareholder of record with respect to those shares and we are sending the proxy materials and proxy card directly to you. As the shareholder of record, you have the right to vote in person at the annual meeting. If you choose to do so, you can bring the enclosed proxy card or vote at the annual meeting using the ballot provided at the meeting. Even if you plan to attend the annual meeting in person, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting in person.

Most of our shareholders hold their shares in street name through a stockbroker, bank or other nominee rather than directly in their own name. In that case, you are considered the beneficial owner of shares held in street name, and the proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you are also invited to attend the annual meeting. Because a beneficial owner is not the shareholder of record, you may not vote these shares in person at the annual meeting unless you obtain a “legal proxy” from the stockbroker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. You will need to contact your stockbroker, trustee or nominee to obtain a legal proxy, and you will need to bring it to the annual meeting in order to vote in person.

Q:

How can I vote my shares without attending the annual meeting?

A:

Whether you hold shares directly as a shareholder of record or beneficially in street name, you may direct your vote without attending the annual meeting through one of the following ways:

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By mail - fill in, sign and date the enclosed proxy card and return it promptly in the postage-paid envelope.

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By fax - fill in, sign and date the enclosed proxy card and fax it to the telephone number which appears on the card.

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Via Internet - visit the website noted on your proxy card to vote via the Internet.

Please refer to the enclosed materials for details.

Q:

What happens if additional matters are presented at the annual meeting?

A:

Other than the election of directors, the ratification of the appointment of our auditor, the approval of our 2008 Executive Stock Incentive Plan and the approval of our 2008 Non-Executive Stock Incentive Plan, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the person named as proxy holder, Mr. David Stein, our Chief Operating Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting.

Q:

What happens if I do not give specific voting instructions?

A:

If you hold shares in your name, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our board of directors on all matters and as the proxy holder may determine in his discretion with respect to any other matters properly presented for a vote before the annual meeting. If you hold your shares through a stockbroker, bank or other nominee and you do not provide instructions on how to vote, your stockbroker or other nominee may exercise their discretionary voting power with respect to the election of our directors and the ratification of the appointment of Sherb & Co., LLP as our independent registered public accounting firm.

Q:

What is the quorum requirement for the annual meeting?

A:

On the Record Date there were 21,114,510 shares of our common stock outstanding which is our only class of voting securities. Each share of common stock entitles the holder to one vote on matters submitted to a vote of our shareholders. A majority of our outstanding common shares as of the Record Date must be present at the annual meeting (in person or represented by proxy) in order to hold the meeting and conduct business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the annual meeting, if you are present and vote in person at the meeting or have properly submitted a proxy card or voted by telephone or by using the Internet.

Q:

How can I change my vote after I return my proxy card?

A:

You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may do this by signing a new proxy card with a later date, by voting on a later date by using the Internet (only your latest Internet proxy submitted prior to the annual meeting will be counted), or by attending the annual meeting and voting in person. However, your attendance at the annual meeting will not automatically revoke your proxy unless you vote at the annual meeting or specifically request in writing that your prior proxy be revoked.

Q:

Is my vote confidential?

A.

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our company or to third parties, except:

•

as necessary to meet applicable legal requirements,

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to allow for the tabulation of votes and certification of the vote, and

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to facilitate a successful proxy solicitation.

Any written comments that a shareholder might include on the proxy card will be forwarded to our management.

Q:

Where can I find the voting results of the annual meeting?

A:

The preliminary voting results will be announced at the meeting. The final voting results will be tallied by our transfer agent and Inspector of Elections and published in our quarterly report on Form 10-Q for the quarter ended June 30, 2008. We will also make the results available on our website, which is www.chinadirectinc.com. We will identify a link to the results on the Investor Relations page of our website.

Q:

How can I obtain a separate set of voting materials?

A:

To reduce the expense of delivering duplicate voting materials to our shareholders who may have more than one China Direct stock account, we are delivering only one set of the proxy statement and the 2007 Form 10-K to certain shareholders who share an address, unless otherwise requested. A separate proxy card is included in the voting materials for each of these shareholders. If you share an address with another shareholder and have received only one set of voting materials, you may write or call us to request to receive a separate copy of these materials at no cost to you. Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of these materials. For future annual meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies, by writing or calling us at:

China Direct, Inc.

Attention: Mr. Richard Galterio,

Vice President of Investor Relations

431 Fairway Drive

Deerfield Beach, Florida 33441

Telephone: (954) 363-7333

Q:

Who pays for the cost of this proxy solicitation?

A:

We will pay the costs of the solicitation of proxies. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions. In addition to soliciting proxies by mail, our board members, officers, and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone.

Q:

How can I obtain a copy of China Direct’s 2007 Form 10-K?

A:

A copy of our 2007 Form 10-K is enclosed. You may obtain an additional copy of our 2007 Form 10-K by sending a written request to the address listed above under “How can I obtain a separate set of voting materials?” We will furnish the Form 10-K without exhibits at no charge. If you prefer a copy of the 2007 Form 10-K including exhibits, you will be charged a fee (which will be limited to our reasonable expenses in furnishing such exhibits). Our 2007 Form 10-K is available in PDF format from the Investor Relations page of our website at www.chinadirectinc.com and our Form 10-K with exhibits is available on the website of the U.S. Securities and Exchange Commission at www.sec.gov.

Q:

What is the voting requirement to approve the proposals?

A:

In the election of directors, the five persons receiving the highest number of (or plurality) “FOR” votes at the annual meeting will be elected. There will be no cumulative voting in the election of directors. The proposal to ratify the appointment of Sherb & Co., LLP as our independent registered public accounting firm, the proposal to approve the 2008 Executive Stock Incentive Plan and the proposal to approve the 2008 Non-Executive Stock Incentive Plan will be approved if the votes cast “FOR” the each of the proposals exceed those cast against each of the respective proposals. Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote for purposes of determining the presence of a quorum at the annual meeting. Broker non-votes will not be counted as a vote cast on any matter presented at the annual meeting. Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the annual meeting.

Q:

How can I communicate with the non-employee directors on China Direct’s board of directors?

A:

The board of directors encourages shareholders who are interested in communicating directly with the non-employee directors as a group to do so by writing to the non-employee directors in care of our corporate secretary. Shareholders can send communications by mail to:

Mr. David Stein,

Chief Operating Officer and Corporate Secretary

China Direct, Inc.

431 Fairway Drive

Deerfield Beach, Florida 33441

Correspondence received that is addressed to the non-employee directors will be reviewed by our corporate secretary or his designee, who will regularly forward to the non-employee directors a summary of all such correspondence and copies of all correspondence that, in the opinion of our corporate secretary, deals with the functions of the board of directors or committees thereof or that our corporate secretary otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by us that is addressed to the non-employee members of the board of directors and request copies of any such correspondence.

WHO CAN HELP ANSWER YOUR QUESTIONS?

You may seek answers to your questions by calling or emailing:

Mr. David Stein

Chief Operating Officer and Corporate Secretary

China Direct, Inc.

431 Fairway Drive

Deerfield Beach, Florida 33441

Telephone: (954) 363-7333

Telecopier: (954) 363-7320

Corporatesecretray@chinadirectinc.com

Or by writing or calling China Direct at its principal executive offices:

China Direct, Inc.

431 Fairway Drive

Deerfield Beach, Florida 33441

Telephone: (954) 363-7333

Telecopier: (954) 363-7320

CORPORATE GOVERNANCE

Board of Directors

The board of directors oversees our business affairs and monitors the performance of management. In accordance with our corporate governance principles, the board of directors does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in board of directors and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director. Biographical information about our directors is provided in “Election of Directors – Proposal No. 1” on page 25.

Director Independence

We are required to have a majority of independent directors within the meaning of Marketplace Rule 4200 of The NASDAQ Stock Market (“Nasdaq”). The board of directors has determined three of the five directors and nominees who would serve after May 30, 2008 are independent which excludes Dr. Yuejian (James) Wang, our Chief Executive Officer, and Mr. Marc Siegel, our President. The board of directors’ determinations of independence was made in accordance with Nasdaq Marketplace Rule 4200.

Board of Directors Meetings and Attendance

During 2007, the board of directors held three physical and three telephonic meetings. No incumbent Director attended during their term, either in person or via telephone, fewer than 75% of the aggregate of all meetings of the board of directors and committees, if any, on which each director served. The board of directors also approved certain actions by unanimous written consent.

Annual Meeting Attendance

During 2007 our common stock was approved for listing on the American Stock Exchange where it traded until April 14, 2008 when our common stock began trading on the NASDAQ Global Market. Rules of both the American Stock Exchange and Nasdaq require that we hold an annual meeting of shareholders and this is our first annual meeting of shareholders following the exchange listing of our stock. It is our policy that Directors should make every effort to attend the annual meeting of shareholders.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. A copy of the Code of Business Conduct and Ethics is available on our website at www.chinadirectinc.com. We will post on our website any amendment to our Code of Business Conduct and Ethics or waivers of our Code of Business Conduct and Ethics for directors and executive officers.

Complaints Regarding Accounting Matters

The audit committee has established procedures for:

•

the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters, and

•

the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

Communications with Directors

The board of directors has approved procedures for shareholders to send communications to individual Directors or the non-employee directors as a group.

Written correspondence should be addressed to the director or directors in care of Mr. David Stein, corporate secretary of China Direct, Inc. at our primary address. Correspondence received that is addressed to the non-employee directors will be reviewed by our corporate secretary or his designee, who will regularly forward to the non-employee directors a summary of all such correspondence and copies of all correspondence that, in the opinion of our corporate secretary, deals with the functions of the board of directors or committees thereof or that the corporate secretary otherwise determines requires their attention. directors may at any time review a log of all correspondence received by China Direct that is addressed to the non-employee members of the board of directors and request copies of any such correspondence.

You may also contact individual directors by calling our principal executive offices at (954) 363-7333.

Legal Proceedings

There are no legal proceedings to which any director, director nominee, officer or affiliate of our company, any owner of record or beneficially of more than 5% of common stock, or any associate of any such director, officer, affiliate of our company or security holder that is a party adverse to China Direct or any of our subsidiaries or has a material interest adverse to us.

Compliance With Section 16(a) of the Exchange Act

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(d) of the Securities Exchange Act of 1934 during the year ended December 31, 2007 and Forms 5 and amendments thereto furnished to us with respect to the year ended December 31, 2007, as well as any written representation from a reporting person that no Form 5 is required, we are not aware that any officer, director or 10% or greater shareholder failed to file on a timely basis, as disclosed in the aforementioned Forms, reports required by Section 16(a) of the Securities Exchange Act of 1934 during the year ended December 31, 2007.

BOARD COMMITTEES

The board of directors has standing audit, compensation and nominating & governance committees. Each of the audit committee, the compensation committee and the nominating & governance committee has a written charter. The charters are included as appendices to this proxy statement and are available on our website at www.chinadirectinc.com. Information concerning the current membership and function of each committee is as follows:

Board of Directors Committee Membership

Director	Audit Committee Member	Compensation Committee Member	Nominating & Governance Committee Member
Dr. Yuejian (James) Wang
Marc Siegel
David Barnes	✓(1)	✓	✓
Victor Hollander(2)	✓	✓
Sheldon Steiner	✓	✓(1)	✓ (1)

———————

(1)

Denotes Chairperson.

(2)

As described elsewhere herein, Mr. Hollander is not standing for re-election to the board of directors at the annual meeting and the board of directors has nominated Mr. George Leibowitz in his place. If elected at the annual meeting, it is anticipated that Mr. Leibowitz will serve on each of the audit committee, compensation committee and nominating & governance committee.

Audit Committee. The audit committee is responsible to the board of directors for the areas of audit and compliance, and oversees our financial reporting process, including monitoring the integrity of the financial statements and the independence and performance of the registered public accounting firm and supervises our compliance with legal and regulatory requirements. The current members of the audit committee are Messrs. Barnes (Chairman), Hollander and Steiner. The board of directors has determined that each of Messrs. Barnes, Hollander and Steiner are “audit committee financial experts” as defined under SEC rules. The board of directors has affirmatively determined that none of the members of the audit committee have a material relationship with us that would interfere with the exercise of independent judgment and each of the members of the audit committee are “independent” as independence is defined in Nasdaq Marketplace Rule 4200.

Compensation Committee. The compensation committee is responsible for establishing and reviewing our compensation and employee benefit policies. The members of the compensation committee are Messrs. Steiner (Chairman), Barnes and Hollander, each of whom are “independent” directors within the meaning of SEC rules and the listing standards of Nasdaq.

The compensation committee reviews and recommends to the board of directors for approval the compensation for our Chief Executive Officer and all of our other executive officers, including salaries, bonuses and grants of awards under, and administration of, our equity incentive plans. The compensation committee, among other things, reviews and recommends to the board of directors employees to whom awards will be made under our equity incentive plans, determines the number of options to be awarded, and the time, manner of exercise and other terms of the awards. Although the committee’s charter authorizes the committee to retain an independent consultant, no third party compensation consultant was engaged for 2007. The Chief Executive Officer and President provide input to the compensation committee with respect to the individual performance and compensation recommendations for the other executive officers.

Nominating & Governance Committee. The nominating & governance committee was organized in March 2008. Under its charter, the nominating & governance committee is to consist of not less than two members. Each member of the nominating & governance committee satisfies the independence standards of the Nasdaq Marketplace Rules.

The nominating & governance committee was formed to (1) to assist the board of directors by identifying individuals qualified to become board members, and to recommend for selection by the board of directors the director nominees to stand for election for the next annual meeting of our shareholders; (2) to recommend to the board of directors director nominees for each committee of the board of directors; (3) to oversee the evaluation of the board of directors and management, and (4) to develop and recommend to the board of directors a set of corporate governance guidelines and enhancements to the Code of Business Conduct and Ethics.

Nasdaq Marketplace Rules requires director nominees must be either selected, or recommended for the board of directors’ selection, either by a majority of our independent directors or our nominating & governance committee. The nominating & governance committee is responsible for selecting those individuals to recommend to the entire board of directors for election to the board. The committee will consider candidates for directors proposed by security holders. The nominating & governance committee has no formal procedures for submitting candidates and, until otherwise determined, accepts written submissions that include the name, address and telephone number of the proposed nominee, along with a brief statement of the candidate’s qualifications to serve as a director. If the proposed nominee is not the security holder submitting the name of the candidate, a letter from the candidate agreeing to the submission of his or her name for consideration should be provided at the time of submission. If the committee believes it to be appropriate, committee members may meet with the proposed nominee before making a final determination whether to recommend the individual as a nominee to the entire board of directors to stand for election to the board.

The nominating & governance committee identifies director nominees through a combination of referrals, including by management, existing board members and security holders, and direct solicitations, where warranted. Once a candidate has been identified the nominating & governance committee reviews the individual’s experience and background, and may discuss the proposed nominee with the source of the recommendation.

Among the factors that the committee considers when evaluating proposed nominees are their knowledge and experience in business matters, finance, capital markets and mergers and acquisitions. The committee may request references and additional information from the candidate prior to reaching a conclusion. The committee is under no obligation to formally respond to recommendations, although as a matter of practice, every effort is made to do so.

The nominating & governance committee received no security holder recommendations for nomination to the board of directors in connection with the annual meeting of shareholders. Mr. George Leibowitz has been nominated by the board of directors to stand for election at the annual meeting of shareholders. Dr. Yuejian (James) Wang and Messrs. Marc Siegel, David Barnes and Sheldon Steiner are incumbent directors standing for reelection.

As the nominating & governance committee was organized in March 2008, during 2007 the nominating & governance committee did not have any meetings.

COMPENSATION OF DIRECTORS

Director Compensation

Currently our board of directors is comprised of Dr. Wang and Messrs. Siegel, Barnes, Hollander and Steiner. Dr. Wang and Mr. Siegel, who are also executive officers of our company, do not receive any compensation for their services as a member of the board of directors. The following table provides information concerning the compensation of Messrs. Barnes, Hollander and Steiner for their services as members of our board of directors for 2007. The value attributable to any option awards is computed in accordance with FAS 123R.

	Director Compensation
Name (a)	Fees earned or paid in cash ($) (b)	Stock awards ($) (c)	Option awards ($) (d)	Non-equity incentive plan compensation ($) (e)	Nonqualified deferred compensation earnings ($) (f)	All other compensation ($) (g)	Total ($) (h)
David Barnes	17,169	—	35,350	—	—	—	52,519
Victor Hollander	16,850	—	35,350	—	—	—	52,200
Sheldon Steiner	15,360	—	35,350	—	—	—	50,710

In 2007 our independent directors received an annual retainer of $16,000 and $750 for each day they attended in person a board of directors or committee meeting. Additionally, upon joining our board of directors in April 2007, the board of directors granted each of Messrs. Barnes, Hollander and Steiner options to purchase 25,000 shares of our common stock at an exercise price of $3.00 per share which vested on January 15, 2008 and which are exercisable for a period of three years from the vesting date. In 2008 our independent directors will receive an annual retainer of $20,000, $750 for each day they attend in person a board of directors or committee meeting and upon their election, a grant of 5,000 shares of our restricted common stock under the 2006 Equity Compensation Plan. The restricted stock awards vest one year from the grant date and vest only if the director is still a director of the company on the vesting date (with limited exceptions), and the shares are eligible for the payment of dividends, if the board of directors were to declare dividends on our common stock. The grant of restricted stock is made in addition to the directors’ annual cash retainers and meeting attendance fees.

AUDIT COMMITTEE REPORT

Report of the Audit Committee of the Board of Directors

The audit committee provides assistance to the board of directors in fulfilling its oversight responsibilities relating to our corporate accounting and reporting practices toward assurance of the quality and integrity of our consolidated financial statements. The purpose of the audit committee is to serve as an independent and objective party to monitor our financial reporting process and internal control system; oversee, review and appraise the audit activities of our independent registered public accounting firm and internal auditing function, maintain complete, objective and open communication between the board of directors, the independent accountants, financial management, and the internal audit function.

Our independent registered public accounting firm reports directly to the audit committee and the audit committee is solely responsible to appoint or replace our independent registered public accounting firm, and to assure its independence and to provide oversight and supervision thereof. The audit committee determines compensation of the independent registered public accounting firm and has established a policy for approval of non-audit related engagements awarded to the independent registered public accounting firm. Such engagements must not impair the independence of the registered public accounting firm with respect to our company as prescribed by the Sarbanes-Oxley Act of 2002; thus payment amounts are limited and non-audit related engagements must be approved in advance by the audit committee. The audit committee determines the extent of funding that we must provide to the audit committee to carry out its duties, and has determined that such amounts were sufficient in 2007.

With respect to the year ended December 31, 2007, in addition to its other work, the audit committee:

•

Reviewed and discussed with management our audited consolidated financial statements as of December 31, 2007 and the year then ended;

•

Discussed with Sherb & Co., LLP the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, with respect to its review of the findings of the independent registered public accounting firm during its examination of our financial statements; and

•

Received from Sherb & Co., LLP written affirmation of its independence as required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”. In addition, the audit committee discussed with Sherb & Co., LLP its independence and determined that the provision of non-audit services was compatible with maintaining auditor independence.

The audit committee recommended, based on the review and discussion summarized above, that the board of directors include the audited consolidated financial statements in the 2007 Form 10-K for filing with the SEC.

Dated March 27, 2008	Audit Committee of the Board of Directors of China Direct, Inc.

David Barnes, Chairman
Victor Hollander
Sheldon Steiner

Information About Auditors

The audit committee of the board of directors has appointed Sherb & Co., LLP as the independent registered public accounting firm to conduct the audit of our consolidated financial statements for 2007 and to report on our consolidated balance sheets, statements of income and other related statements. Sherb & Co., LLP has served as our independent registered public accounting firm since 2006. The audit committee charter includes the procedures for pre-approval of all fees charged by our independent registered public accounting firm. Under the procedure, the audit committee of the board of directors approves the engagement letter with respect to audit, tax and review services. Other fees are subject to pre-approval by the audit committee. The audit and tax fees paid to the auditors with respect to 2007 were pre-approved by the audit committee of the board of directors.

Fees and Services

The following table shows the fees that were billed for the audit and other services provided by Sherb & Co., LLP for 2007 and 2006.

	2007	2006
Audit Fees	$225,000	$90,000
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	88,400	72,500
Total	$313,400	$162,500

Audit Fees – This category includes the audit of our annual financial statements, review of financial statements included in our quarterly reports and services that are normally provided by the independent registered public accounting firm in connection with engagements for those years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-Related Fees – This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC and other accounting consulting.

Tax Fees – This category consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees – This category consists of fees for other miscellaneous items.

EXECUTIVE OFFICERS

Executive officers of China Direct are appointed annually by the board of directors. Set forth below is the name and age of each executive officer, other than Dr. Wang, our CEO, and Mr. Siegel, our President, and the principal position(s) he or she holds with China Direct. For information regarding Dr. Wang and Mr. Siegel, please see “Proposal 1 – Election of Directors – Nominees for the Board of Directors” which appears below.

Name	Biographical Information	Age
David Stein

Mr. Stein has served as our Chief Operating Officer since August 2006 and was a member of our board of directors from August 2006 until April 2007. Mr. Stein, a co-founder of China Direct Consulting, has served as its Chief Operating Officer, responsible for the management of the U.S. operations since its inception in January 2005. From 2001 until 2005, Mr. Stein was Vice President of Investment Banking at vFinance Investments, Inc. a division of vFinance, Inc., a FINRA member and full service financial services organization. Mr. Stein has been a broker with Lehman Brothers from August 1993 to August 1994, Paine Webber, Inc. from August 1994 to April 1999, and Morgan Stanley, from April 1999 to July 2000. Mr. Stein has been involved in equity and debt offerings at the public and private level. Mr. Stein graduated from the School of Management at Boston University with a Bachelor of Science degree in business administration.

36

Yi (Jenny) Liu

Yi (Jenny) Liu. Ms. Liu has served as our Vice President of Finance since August 2006. Ms. Liu is responsible for management of financial reporting for China Direct, including our portfolio companies. Ms. Liu has served as Vice President of Finance of China Direct Investments since June 2006. From 2001 until 2006, Ms. Liu was a supervisor with Hill, Taylor LLC, a Chicago-based public accounting firm, where her significant assignments included audits of public and private companies, tax preparation, management consulting, staff instruction, and recruiting. From 1995 to 2000 Ms. Liu was Accounting Manager with Mitsui Co., a Japanese company which manufactures and sells consumer electronics, primarily monitors and semiconductors, operating in the Shanghai office. Ms. Liu received a Bachelor of Science degree from Shanghai University of Engineering Science, Shanghai, China in 1995, and a Master of Business Administration degree from University of Illinois in 2001. Ms. Liu is a registered CPA in the State of Illinois.

35

Key Employees

We employ certain individuals who, while not executive officers, make significant contributions to our business and operations and hold various positions within our subsidiaries.

Name	Age	Position
Xiaowen (Robert) Zhuang	51	General Manager of CDI Shanghai Management, Vice Chairman of Chang Magnesium, Vice Chairman of Pan Asia Magnesium, Vice Chairman of CDI Magnesium, Vice Chairman of Baotou Changxin Magnesium
Richard Galterio	44	Executive Vice President, Investor Relations, China Direct
Andrew Goldrich	47	Vice President, Operations, China Direct
Jingdong Chen	39	Chief Executive Officer of Lang Chemical and Executive Vice President of CDI Shanghai Management
Qian Zhu	38	Chief Financial Officer of Lang Chemical and Executive Vice President of CDI Shanghai Management
Yuwei Huang	52

Chief Executive Officer, Chairman of Chang Magnesium, Chairman of Baotou Changxin Magnesium, Chief Executive Officer, Vice Chairman of Golden Magnesium, and Executive Vice President of CDI Shanghai Management

Wuliang (Frank) Zhang	49	CEO of Pan Asia Magnesium, Vice General Manager of CDI Magnesium and Executive Vice President of CDI Shanghai Management
Feng Dai	37	General Manager of CDI Wanda

Xiaowen (Robert) Zhuang. Mr. Zhuang has served as General Manager of CDI Shanghai Management since December 2006. Mr. Zhuang supervises our operations in China. Mr. Zhuang has been working as a business consultant in various capacities for private Chinese entities since 1992. From June 2004 until December 2006 he served as Vice General Manager of CIIC Investment Banking Services (Shanghai) Co., Ltd. and from March 2000 until June 2004 he was General Manager of Shanghai Yazheng Investment Advisory Co., Ltd. Mr. Zhuang served as Vice President and a director of Dragon Capital Group Corp. (Pink Sheets: DRVG) from December 2005 through December 2006. He was a member of the board of directors of Genesis Technology Group, Inc. from May 2003 until May 2005. From April 2001 to July 2006 he was President and the founder of Yastock Investment Consulting Co., Ltd., a consulting firm located in China which was acquired by Genesis Technology Group, Inc. In May 2001, Mr. Zhuang co-founded and served as Vice General Manager of Shanghai Yazheng Information Technology Co., Ltd. From 2000 to 2002 and he was the assistant to the President of Shanghai Pudong Haike Group from 1995 to 2000. Mr. Zhuang holds a Bachelor of Law from East China University of Politics and Law and studied at the College of Electronics Engineering of East China Normal University in 1987. Mr. Zhuang is a registered Property Broker in Shanghai, China and registered Corporate Law consultant. Mr. Zhuang is the brother of Dr. Wang, our CEO and Chairman.

Richard Galterio. Mr. Galterio has served as an Executive Vice President since February 2007. His responsibilities include corporate development and communications as well as the management of all public and investor relations for China Direct, portfolio companies and client companies. Mr. Galterio has over 16 years of experience in investment banking with a focus on early stage companies. Mr. Galterio served as COO of Skyebanc, Inc., a FINRA member broker/dealer from 2005 to 2007. Prior to that position, he served as Director of Private Equity for vFinance Investments, Inc., a FINRA member broker/dealer. He was a member of the Commitment Committee where investment decisions for funding were approved or negated and managed the retail syndicate department. He had been engaged by vFinance Investments, Inc. since the acquisition of First Level Capital in 2000, a company co-founded by Mr. Galterio in September of 1998. In addition to investment banking functions, Mr. Galterio served as Compliance and Operations Director for First Level Capital. Prior to First Level Capital Mr. Galterio was Managing Director of Commonwealth Associates from 1994 to 1998 where his responsibilities included branch management and compliance. Mr. Galterio is a member of the board of directors of Spare Backup, Inc. (OTCBB: SPBU). Mr. Galterio has a Bachelor of Science degree in Business Administration and Psychology from Villanova University.

Andrew Goldrich. Mr. Goldrich has served as Vice President of Operations since January 2007. Mr. Goldrich coordinates functions within our corporate offices in the United States. From July 1998 until December 2006 he served as Chief Financial Officer and Executive Vice President of Sense Holdings, Inc. (OTCBB:SEHO) a publicly held biometric software and hardware manufacturing company. From January 1983 until February 1998 he was the Vice President, secretary, treasurer and national sales manager of Sassy Knitting Mills, Inc. a privately held garment manufacturing company in New York. Mr. Goldrich received his Bachelor of Science degree from the Warrington School of Business at the University of Florida in December 1982.

Jingdong Chen. Mr. Chen has served as Chief Executive Officer of Lang Chemical since co-founding the company in 1998. Mr. Chen is also a minority owner of Lang Chemical. Since our acquisition of Lang Chemical in November 2006, Mr. Chen has served as the General Manager, responsible for the daily operations. Mr. Chen has in excess of 10 years of experience operating within the chemical industry within China. From 1990 to July 1996, Mr. Chen was sales manager for Shanghai Chemical Industry Sales Corporation and from August 1996 to September 1998 he was Vice General Manager for Vinda Group in the Shanghai Branch, a paper manufacture in China. Mr. Chen received a master’s degree from East China Normal University in 1990. Mr. Chen is the spouse of Ms. Qian Zhu.

Qian Zhu. Ms. Zhu has served as Chief Financial Officer of Lang Chemical since co-founding the company in 1998. Ms. Zhu is also a minority owner of Lang Chemical. Ms. Zhu is responsible for financial management of Lang Chemical. She has a background in financial reporting, budgeting, planning, and internal controls. From 1994 to 1997, Ms. Zhu was senior accountant of Shanghai Hongguang Petroleum Chemical Cooperation, where her responsibilities included financial management for clients, creation of monthly report and implementation of cost control measures. From 1991 to 1994, Ms. Zhu was an accountant with Shanghai Mid-South Rubber Cooperation, a state owned enterprise. Ms. Zhu received a bachelor’s degree from Shanghai Chemical Industry College in 1990. Ms. Zhu is the spouse of Mr. Jingdong Chen.

Yuwei Huang. Mr. Huang has served as Chief Executive Officer of Chang Magnesium since June 2006. Mr. Huang is responsible for the operations of Chang Magnesium. Mr. Huang serves as General Manager of Taiyuan YiWei Magnesium Industry Co., Ltd. since founding the company in 1999 and serves in various positions with its affiliated entities including Vice Chairman of Shanxi Golden Trust YiWei Magnesium Industry Co., Ltd. since 2002, Vice Chairman of Taiyuan Qingcheng YiWei Magnesium Industry Co., Ltd. since 2001, Vice Chairman and General Manager of Taiyuan Minwei Magnesium Industry Co., Ltd. since 2000, General Manager of Taiyuan YiWei Magnesium Factory since 1998 and Chairman of Shangxi NiChiMen YiWei Magnesium Co., Ltd. since 1994. Taiyuan YiWei Magnesium Co., Ltd., a minority owner of Chang Magnesium, owns interests in seven subsidiary magnesium factories, a magnesium alloy factory and a magnesium powder desulphurization reagent factory, all located in China.

Wuliang (Frank) Zhang. Mr. Zhang has served as Vice General Manager of Chang Magnesium and as an Executive Vice President of CDI Shanghai Management since November 2006. Mr. Zhang supervises our magnesium operations in China. From September 2004 to March 2006 Mr. Zhang served as Vice President of a Seattle, WA based magnesium alloy corporation, and from 1998 to October 2003 he served as Chief Technology Officer of Megscape Inc., an electronic development company. Mr. Zhang holds a master’s degree from the University of Houston (TX) and BA degree from East China Normal University in 1985.

Feng Dai. Mr. Dai has served as the General Manager for CDI Wanda since March 2007. Mr. Dai was General Manager and Director for CDI Wanda from January 2000 to March 2007. Mr. Dai supervises the operations of CDI Wanda. From January 1996 to December 1999, Mr. Dai was founder and director of Jinan Wanda New Energy Research Institute, a research center of alternative energy. From December 1993 to December 1999, Mr. Dai was vice Director of Bengbu Police Office. Mr. Dai holds a BS degree from East China University of Science and Technologies and studied in the MBA program at Qinghua University.

Zaigen Zhou. Mr. Zhou has served as Vice General Manager for CDI Wanda from March 2007, in charge of the technical service and workshop. Mr. Zhou was Vice President of CDI Wanda from February 1998 until March 2007. From January 1996 to February 1998, Mr. Zhou was chief technology officer for a Sino-American enterprise, in charge of its chemical technology development. From September 1987 to January 1996, Mr. Zhou was a technical manager for Shandong Wuhuan Group, in charge of all chemical related technologies. Mr. Zhou graduated from Shanghai Light Industry College in 1987.

Executive Employment Agreements and Narrative Regarding Executive Compensation

In August 2006 we entered into employment agreements with Dr. Wang and Messrs. Siegel and Stein. The terms of each of these agreements are generally the same and provide that each employee is entitled to annual bonuses as determined by the board of directors based upon their evaluation of a variety of factors including our revenues, net income and other financial and operating factors the board of directors deems appropriate. Each employee is also entitled to participate in any of our employee benefit plans and he will be reimbursed for reasonable business expenses incurred by him on our behalf. The employment agreements also contain customary confidentiality and non-compete provisions.

Each employee’s employment may be terminated upon his death or disability, and with or without cause. In the event we should terminate his employment upon his death or disability, for cause (as defined in the agreement) or if he should resign, he is entitled to payment of his base salary through the date of termination, any earned but unpaid bonuses, reimbursement for any unreimbursed business expenses and any employment benefits, if any, that he is then legally entitled to receive. At our option we may terminate his employment without cause in which event he is entitled to payment of his base salary through the date of termination and for a period of the earlier of 18 months or the expiration date of the agreement, any earned but unpaid bonuses, reimbursement for any unreimbursed business expenses, any employment benefits, if any, that he is then legally entitled to receive and all unvested options will immediately vest and become exercisable.

The terms of the agreements which are specific to each individual are as follows:

Yuejian (James) Wang, Ph.D.

Under the terms of his employment agreement which expires on December 31, 2009, Dr. Wang will receive an annual base salary of $100,000 for 2006, which escalates during the term of the agreement to $150,000 for 2007, $200,000 for 2008 and $250,000 for 2009. He was also granted options to purchase 2,200,000 shares of our common stock a portion of which vest over a three year period and are exercisable for five years from vesting at prices ranging from $0.01 to $10.00 per share as additional compensation.

Marc Siegel

Under the terms of his employment agreement, which expires on December 31, 2009, Mr. Siegel will receive an annual base salary of $100,000 for 2006, which escalates during the term of the agreement to $150,000 for 2007, $200,000 for 2008 and $250,000 for 2009. He was also granted options to purchase 2,200,000 shares of our common stock a portion of which vest over a three year period and are exercisable for five years from vesting at prices ranging from $0.01 to $10.00 per share as additional compensation.

David Stein

Under the terms of his employment agreement, which expires on December 31, 2009, Mr. Stein will receive an annual base salary of $75,000 for 2006, which escalates during the term of the agreement to $100,000 for 2007 and 2008 and $125,000 for 2009. He was also granted options to purchase 1,100,000 shares of our common stock a portion of which vest over a three year period and are exercisable for five years from vesting at prices ranging from $0.01 to $10.00 per share as additional compensation.

The amount of compensation to be paid to Dr. Wang and Messrs. Siegel and Stein and the terms of the agreements were determined by them as the sole members of the board of directors at the time the agreements were finalized and executed. Accordingly, they each had significant influence over the terms and conditions of those agreements.

In April 2008 our compensation committee engaged Watson Wyatt Worldwide, a global compensation consulting firm, to conduct a competitive compensation study for our executive officers. The purpose of the study is to assist the compensation committee in determining appropriate levels of compensation for each of these individuals following the growth of our company during 2007 and each of their expanded duties and responsibilities. Upon completion of the compensation study, the compensation committee intends to review Dr. Wang and Messrs. Siegel and Stein’s compensation arrangements.

Assignment of securities received as compensation to certain executive officers

Throughout 2006 and 2007, our subsidiary China Direct Consulting, Inc. assigned a portion of shares it received from its clients to each of Dr. Wang and Messrs. Siegel and Stein as set forth below:

Executive Officer	Value of Securities Assigned
	2007	2006
Yuejian (James) Wang	$83,700	$308,832
Marc Siegel	89,420	510,252
David Stein	53,130	237,716
Total	$226,250	$1,056,800

Our consulting segment received various securities from its consulting clients as compensation for its services under the terms of agreements. Typically the term of each of these agreements is for a period of three years, the compensation payable to our consulting segment is paid at the onset of each of the agreements. This revenue is being amortized over the term of each of the respective agreements. Each of these officers has accepted these shares in lieu of the salary due under the terms of their respective employment agreements with us as described above. We have recognized compensation expense equal to the salary due under each of these agreements for 2006 and 2007, with the difference between this amount and the total value of the securities assigned to each executive officer being recorded as a prepaid expense up to the total amount which would be due under the employment agreements for a three year term. Any excess over this amount has been recognized as a bonus for 2006 and 2007. All such amounts are reflected in the Summary Compensation Table set forth below.

While under the terms of each of the consulting agreements the compensation paid to us is not refundable to the client company in the event of an early termination of the consulting agreement, each of Dr. Wang and Messrs. Siegel and Stein have agreed that if they should fail to provide services to us under their respective employment agreement for the three year period ending on December 31, 2008, they shall return to us the value of any unearned compensation resulting from the assignment of these securities to them in 2006 and 2007.

Equity Compensation Plan Information

The following table sets forth securities authorized for issuance under any equity compensation plans approved by our shareholders as well as any equity compensation plans not approved by our shareholders as of December 31, 2007.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under Equity compensation Plans (excluding securities reflected incolumn (a) (c)

Plans approved by our shareholders:
Evolve One, Inc. Stock Option Plan	28,960	$52.60	49,520
2006 Equity Compensation Plan	7,088,000	$ 5.00	2,912,000
Plans not approved by shareholders:
2005 Equity Compensation Plan	811,250	$27,90	738,750
2006 Stock Compensation Plan	2,000,000	$ 2.50	0

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2007, each of Messrs. Steiner, Barnes or Hollander were the members of the compensation committee.

Each of Messrs. Steiner, Barnes or Hollander:

•

was not, during the fiscal year, an officer or employee of our company,

•

was not formerly an officer or employee of our company, or

•

did not have any relationship requiring disclosure by us under Certain Relationships and Related Transactions appearing later in this proxy statement.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes all compensation recorded by us in the last two fiscal years ended December 31, 2006 and December 31, 2007 for:

•

our principal executive officer or other individual serving in a similar capacity,

•

our two most highly compensated executive officers other than our principal executive officer who were serving as executive officers at December 31, 2007 as that term is defined under Rule 3b-7 of the Securities Exchange Act of 1934, whose compensated exceed $100,000, and

•

up to two additional individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer at December 31, 2007.

For definitional purposes these individuals are sometimes referred to as the “named executive officers.” The value attributable to any option awards is computed in accordance with FAS 123R.

Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non- Equity Incentive Plan Compen- sation ($) (g)	Non- qualified Deferred Compen- sation Earnings ($) (h)	All Other Compen- sation ($) (i)	Total ($) (j)
Yuejian (James) Wang, Ph.D. (1)	2007	150,000	—	—	—	—	—	1,178	151,178
	2006	100,000	—	—	—	—	—	1,166	101,166

Marc Siegel (2)	2007	150,000	64,720	—	—	—	—	4,224	218,944
	2006	100,000	60,252	—	—	—	—	4,212	164,464

David Stein (3)	2007	100,000	15,846	—	—	—	—	—	115,846
	2006	75,000	—	—	—	—	—	—	75,000

Gary Stuart (4)	2007	80,000	8,800	—	72,300	—	—	—	161,000

Andrew Goldrich (5)	2007	110,000	9,505	—	162,250	—	—	—	281,755

———————

(1)

Dr. Wang has served as our Chairman and CEO since August 2006. All compensation paid to Dr. Wang in 2007 and 2006 was non cash compensation in the form of securities and insurance premiums. This table above reflects $66,300 worth of salary due to Dr. Wang in 2007 pursuant to an employment contract, which Dr. Wang has forgiven. See “Employment Agreements and Narrative Regarding Executive Compensation - Assignment of securities received as compensation to certain executive officers” as set forth above.

(2)

Mr. Marc Siegel has served as our President since August 2006. All compensation paid to Mr. Siegel in 2007 and 2006 was non cash compensation in the form of securities and insurance premiums. This table above reflects $50,580 worth of salary due to Mr. Siegel in 2007 pursuant to an employment contract, which Mr. Siegel has forgiven. See “Employment Agreements and Narrative Regarding Executive Compensation - Assignment of securities received as compensation to certain executive officers” as set forth above.

(3)

Mr. David Stein has served as our Chief Operating Officer since August 2006. All compensation paid to Mr. Stein in 2007 and 2006 was non cash compensation in the form of securities. This table above reflects $21,870 worth of salary due to Mr. Stein pursuant to an employment contract in 2007 which Mr. Stein has forgiven. See “Employment Agreements and Narrative Regarding Executive Compensation - Assignment of securities received as compensation to certain executive officers” as set forth above.

(4)

Mr. Gary Stuart served as our general counsel from April 2007 to April 2008. In 2007, Mr. Stuart received cash compensation for his salary. We also awarded Mr. Stuart a bonus which was paid in the form of securities we received as compensation from consulting clients. For the purposes of this table, the bonus is valued at the fair market value of the securities on the date we received them. Option Awards reflect the receipt by Mr. Stuart of options to purchase 25,000 shares of common stock at an exercise price of $.01 that vested on the grant date of April 2, 2007 that had a fair value of $72,300.

(5)

Mr. Andrew Goldrich has served as a Vice President of Operations since January 2007. In 2007, Mr. Goldrich received cash compensation for his salary. We also awarded Mr. Goldrich a bonus which was paid in the form of securities we received as compensation from consulting clients. For purposes of this table the bonus is valued at the fair market value of the securities on the date we received them. Option awards reflect a January 1, 2007 grant of an option to purchase 25,000 shares of our common stock at an exercise price of $.01 that vested on the date granted, and a January 1, 2007 grant of an option to purchase 10,000 shares of common stock at an exercise price of $2.50 that vested on the date granted, with a combined fair value of $162,250.

Outstanding Equity Awards at Year End

The following table provides information concerning unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of December 31, 2007:

	OPTION AWARDS					STOCK AWARDS
Name (a)	Number of securities underlying unexercised options (#) exercisable (b)	Number of securities underlying unexercised options (#) unexercisable (c)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#) (d)	Option exercise price ($) (e)	Option expiration date (f)	Number of shares or units of stock that have not vested (#) (g)	Market value of shares or units of stock that have not vested ($) (h)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#) (i)	Equity incentive plan awards: Market or payout value of unearned shares, units or other Rights that have not vested (#) (j)
Yuejian (James) Wang	400,000			0.01	01/01/10
	69,340			2.50	01/01/11
	400,000			5.00	01/01/12
		500,000		7.50	01/01/13
		500,000		10.00	01/01/14

Marc Siegel	400,000	500,000		0.01	01/01/10
	83,840			2.50	01/01/11
	400,000			5.00	01/01/12
		500,000		7.50	01/01/13
		500,000		10.00	01/01/14

David Stein	200,000			0.01	01/01/10
	41,920			2.50	01/01/11
	200,000			5.00	01/01/12
		250,000		7.50	01/01/13
		250,000		10.00	01/01/14

Stock Option Plans

We presently have four stock option plans:

•

Evolve One, Inc. Stock Option Plan (“1999 Plan”),

•

2005 Equity Compensation Plan (“2005 Plan”),

•

2006 Equity Compensation Plan (“2006 Equity Plan”), and

•

2006 Stock Compensation Plan (“2006 Stock Plan”).

The purpose of each of the plans is to advance the interests of our company by providing an incentive to attract, retain and motivate highly qualified and competent persons who are important to us and upon whose efforts and judgment the success of our company is largely dependent, including our officers and directors, key employees, consultants and independent contractors. Our officers, directors, key employees and consultants are eligible to receive awards under the each of the plans. Only our employees are eligible to receive incentive options.

Our plans are administered by the compensation committee of our board of directors. The compensation committee determines, from time to time, those of our officers, directors, employees and consultants to whom plan options will be granted, the terms and provisions of the plan options, the dates such plan options will become exercisable, the number of shares subject to each plan option, the purchase price of such shares and the form of payment of such purchase price. All other questions relating to the administration of our plans and the interpretation of the provisions thereof are to be resolved at the sole discretion of the compensation committee.

The board of directors may amend, suspend or terminate either the 1999 Plan, the 2005 Plan, the 2006 Equity Plan or the 2006 Stock Plan at any time, except that no amendment shall be made which:

•

increases the total number of shares subject to the plan or changes the minimum purchase price therefore (except in either case in the event of adjustments due to changes in our capitalization),

•

affects outstanding options or any exercise right thereunder,

•

extends the term of any option beyond 10 years, or

•

extends the termination date of the plan.

Unless the plan is suspended or terminated by the board of directors, each plan terminates 10 years from the date of the plan’s adoption. Any termination of the plan does not affect the validity of any options previously granted thereunder.

Evolve One, Inc. Stock Option Plan

In November 1999, our board of directors adopted the 1999 Plan, which was approved by a majority of our shareholders at a meeting on November 11, 1999. Under the 1999 Plan, we have reserved 80,000 shares of our common stock for the grant of qualified incentive options or non-qualified options. At December 31, 2007, we had options to purchase an aggregate of 480 shares of common stock outstanding under the 1999 Plan at exercise prices ranging from $2.25 to $56.25 per share.

The term of each option and the manner in which it may be exercised is determined by the compensation committee, provided that no option may be exercisable more than 10 years after the date of its grant and, in the case of an incentive option granted to an eligible employee owning more than 10% of our common stock, no more than five years after the date of the grant.

Plan options granted under the 1999 Plan may either be options qualifying as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or options that do not so qualify. Any incentive option granted under the 1999 Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant, but the exercise price of any incentive option granted to an eligible employee owning more than 10% of our common stock must be at least 110% of such fair market value as determined on the date of the grant. Non-qualified options must provide for an exercise price of not less than 85% of the fair market value of our common stock on the date of grant.

The per share purchase price of shares subject to options granted under the 1999 Plan may be adjusted in the event of certain changes in our capitalization, but any such adjustment will not change the total purchase price payable upon the exercise in full of options granted under the 1999 Plan. All options are nonassignable and nontransferable, except by will or by the laws of descent and distribution and, during the lifetime of the optionee, may be exercised only by such optionee. Previously granted options are subject to early termination in the event of the death, disability or mental incapacity of the option holder, or in the instance of options granted to employees, the termination of that employee’s employment with our company.

2005 Plan, 2006 Equity Plan and 2006 Stock Plan

On May 6, 2005, our board of directors authorized the 2005 Plan covering 1,000,000 shares of common stock. Since the 2005 Plan was not approved by our shareholders prior to May 6, 2006, incentive stock options may not be awarded under the 2005 Plan and any incentive stock options previously awarded under the 2005 Plan have been converted into non-qualified options upon terms and conditions determined by the board of directors, as nearly as was reasonably practicable in its sole determination, to the terms and conditions of the incentive stock options being so converted. At December 31, 2007, we had options to purchase an aggregate of 260,500 shares of common stock outstanding under the 2005 Plan at exercise prices ranging from $15.00 to $30.00 per share.

On August 16, 2006, our board of directors authorized the 2006 Equity Plan covering 10,000,000 shares of common stock, which was approved by a majority of our shareholders on August 16, 2006. As of December 31, 2007, we had options to purchase an aggregate of 390,000 shares of common stock outstanding under the 2006 Equity Plan at exercise prices ranging from $2.50 to $5.00 per share.

On October 19, 2006, our board of directors authorized the 2006 Stock Plan covering 2,000,000 shares of our common stock. As the 2006 Stock Plan was not approved by our shareholders prior to October 19, 2007, we may no longer award incentive stock options under the 2006 Stock Plan and any incentive stock options previously awarded under the 2006 Stock Plan were converted into non-qualified options upon terms and conditions determined by the board of directors, as nearly as is reasonably practicable in its sole determination, to the terms and conditions of the incentive stock options being so converted. At December 31, 2007, we had options to purchase an aggregate of 1,615,000 shares of common stock outstanding under the 2006 Stock Plan at exercise prices ranging from $.01 to $7.50 per share.

Plan options under the 2005 Plan and 2006 Stock Plan may only be issued as non-qualified options. Plan options under the 2006 Equity Plan may either be options qualifying as incentive stock options under Code or non-qualified options. In addition, all the plans allow for the inclusion of a reload option provision, which permits an eligible person to pay the exercise price of the option with shares of common stock owned by the eligible person and receive a new option to purchase shares of common stock equal in number to the tendered shares. Furthermore, compensatory stock amounts may also be issued. Additionally, deferred stock grants and stock appreciation rights may also be granted under the plans.

Subject to the limitation on the aggregate number of shares issuable under the plans, there is no maximum or minimum number of shares as to which a stock grant or plan option may be granted to any person. Shares used for stock grants and plan options may be authorized and unissued shares or shares reacquired by us, including shares purchased in the open market. Shares covered by plan options which terminate unexercised will again become available for grant as additional options, without decreasing the maximum number of shares issuable under the plans, although such shares may also be used by us for other purposes.

The plans provide that if our outstanding shares are increased, decreased, exchanged or otherwise adjusted due to a share dividend, forward or reverse share split, recapitalization, reorganization, merger, consolidation, combination or exchange of shares, an appropriate and proportionate adjustment shall be made in the number or kind of shares subject to the plan or subject to unexercised options and in the purchase price per share under such options. Any adjustment, however, does not change the total purchase price payable for the shares subject to outstanding options. In the event of our proposed dissolution or liquidation, a proposed sale of all or substantially all of our assets, a merger or tender offer for our shares of common stock, the compensation committee may declare that each option granted under the plan shall terminate as of a date to be fixed by the committee; provided that not less than 30 days written notice of the date so fixed shall be given to each participant holding an option, and each such participant shall have the right, during the period of 30 days preceding such termination, to exercise the participant’s option, in whole or in part, including as to options not otherwise exercisable.

The 2006 Equity Plan provides that, with respect to incentive stock options, the aggregate fair market value (determined as of the time the option is granted) of the shares of common stock, with respect to which incentive stock options are first exercisable by any option holder during any calendar year shall not exceed $100,000. The purchase price for shares subject to incentive stock options must be at least 100% of the fair market value of our common stock on the date the option is granted, except that the purchase price must be at least 110% of the fair market value in the case of an incentive option granted to a person who is a “10% shareholder”. A “10% shareholder” is a person who owns (within the meaning of Section 422(b)(6) of the Code) at the time the incentive option is granted, shares possessing more than 10% of the total combined voting power of all classes of our outstanding shares.

All plan options are nonassignable and nontransferable, except by will or by the laws of descent and distribution, and during the lifetime of the optionee, may be exercised only by such optionee, except as provided by the board of directors. If an optionee shall die while our employee or within three months after termination of employment by us because of disability, or retirement or otherwise, such options may be exercised, to the extent that the optionee shall have been entitled to do so on the date of death or termination of employment, by the person or persons to whom the optionee’s right under the option pass by will or applicable law, or if no such person has such right, by his executors or administrators. Options are also subject to termination by the board of directors under certain conditions.

In the event of termination of employment because of death while an employee, or because of disability, the optionee’s options may be exercised not later than the expiration date specified in the option or one year after the optionee’s death, whichever date is earlier, or in the event of termination of employment because of retirement or otherwise, not later than the expiration date specified in the option or one year after the optionee’s death, whichever date is earlier. If an optionee’s employment by us terminates because of disability and such optionee has not died within the following three months, the options may be exercised, to the extent that the optionee shall have been entitled to do so at the date of the termination of employment, at any time, or from time to time, but not later than the expiration date specified in the option or one year after termination of employment, whichever date is earlier. If an optionee’s employment shall terminate for any reason other than death or disability, optionee may exercise the options to the same extent that the options were exercisable on the date of termination, for up to three months following such termination, or on or before the expiration date of the options, whichever occurs first. In the event that the optionee was not entitled to exercise the options at the date of termination or if the optionee does not exercise such options (which were then exercisable) within the time specified herein, the options shall terminate. If an optionee’s employment terminates for any reason other than death, disability or retirement, all right to exercise the option shall terminate not later than 90 days following the date of such termination of employment, except as otherwise provided under the plan. Non-qualified options are not subject to the foregoing restrictions unless specified by the compensation committee.

PRINCIPAL SHAREHOLDERS

At April 15, 2008 we had 21,114,510 shares of common stock issued and outstanding. The following table sets forth information known to us as of April 15, 2008 relating to the beneficial ownership of shares of our common stock by:

•

each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock;

•

each director and nominee;

•

each named executive officer; and

•

all named executive officers and directors as a group.

Unless otherwise indicated, the address of each beneficial owner in the table set forth below is care of 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441. We believe that all persons, unless otherwise noted, named in the table have sole voting and investment power with respect to all shares of common stock shown as being owned by them. Under securities laws, a person is considered to be the beneficial owner of securities owned by him (or certain persons whose ownership is attributed to him) and that can be acquired by him within 60 days from the that date, including upon the exercise of options, warrants or convertible securities. We determine a beneficial owner’s percentage ownership by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person, and which are exercisable within 60 days of the that date, have been exercised or converted.

Name of Beneficial Owner	# of Shares Beneficially Owned	% of Class

Yuejian (James) Wang (1)	5,869,340	26%
Marc Siegel (2)	5,883,840	26%
David Stein (3)	3,025,035	14%
David Barnes (4)	17,500	*
Victor Hollander (5)	25,000	*
Sheldon Steiner (6)	35,000	*
All named executive officers and directors as a group (six persons) (1) (2) (3) (4) (5) (6)	14,863,215	66%
George Leibowitz (7)	0	n/a
Richard Galterio (8)	1,450,000	7%

———————

*

represents less than 1%

(1)

The number of shares beneficially owned by Dr. Wang includes:

•

4,000,000 shares of common stock held by Dragon Fund Management LLC, an entity in which Dr. Wang owns 1% of the membership interests and holds 50% of the voting control,

•

options to purchase 400,000 shares of common stock at an exercise price of $.01 expiring on February 1, 2010,

•

options to purchase 69,340 shares of common stock at an exercise price of $2.50 expiring on January 1, 2011,

•

options to purchase 400,000 shares of common stock at an exercise price of $5.00 expiring on January 1, 2012,

•

options to purchase 500,000 shares of common stock at an exercise price of $7.50 expiring on January 1, 2013, which vested on January 1, 2008, and

•

options to purchase 500,000 shares of common stock at an exercise price of $10.00 expiring on January 1, 2014, which vest on January 1, 2009.

(2)

The number of shares beneficially owned by Mr. Siegel includes:

•

4,000,000 shares of common stock,

•

options to purchase 400,000 shares of common stock at an exercise price of $.01 expiring on February 1, 2010,

•

options to purchase 83,840 shares of common stock at an exercise price of $2.50 expiring on January 1, 2011,

•

options to purchase 400,000 shares of common stock at an exercise price of $5.00 expiring on January 1, 2012.

•

options to purchase 500,000 shares of common stock at an exercise price of $7.50 expiring on January 1, 2013, which vested January 1, 2008, and

•

options to purchase 500,000 shares of common stock at an exercise price of $10.00 expiring on January 1, 2014, which vest on January 1, 2009.

(3)

The number of shares beneficially owned by Mr. Stein includes:

•

2,000,000 shares of common stock,

•

83,115 shares of common stock in the name of Jeda Services Corp.,

•

options to purchase 200,000 shares of common stock at an exercise price of $.01 expiring on February 1, 2010,

•

options to purchase 41,920 shares of common stock at an exercise price of $2.50 expiring on January 1, 2011,

•

options to purchase 200,000 shares of common stock at an exercise price of $5.00 expiring on January 1, 2012,

•

options to purchase 250,000 shares of common stock at an exercise price of $7.50 expiring on January 1, 2013, which vested on January 1, 2008, and

•

options to purchase 250,000 shares of common stock at an exercise price of $10.00 expiring on January 1, 2014, which vest on January 1, 2009.

(4)

The number of shares beneficially owned by Mr. Barnes includes options to purchase 17,500 shares of common stock at an exercise price of $3.00 expiring on January 15, 2011.

(5)

The number of shares beneficially owned by Mr. Hollander includes options to purchase 25,000 shares of common stock at an exercise price of $3.00 expiring on January 15, 2011.

(6)

The number of shares beneficially owned by Mr. Steiner includes:

•

10,000 shares of common stock, and

•

options to purchase 25,000 shares of common stock at an exercise price of $3.00 expiring on January 15, 2011.

(7)

Mr. Leibowitz is a director nominee.

(8)

The number of shares beneficially owned by Mr. Galterio includes:

•

1,000,000 shares of common stock, and

•

options to purchase 100,000 shares of common stock at an exercise price of $5.00 expiring on January 1, 2012,

•

options to purchase 125,000 shares of common stock at an exercise price of $7.50 expiring on January 1, 2013, which vested January 1, 2008, and

•

options to purchase 125,000 shares of common stock at an exercise price of $10.00 expiring on January 1, 2014, which vest on January 1, 2009.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

From time to time we engage in transactions with related parties. The following is a brief summary of the related party items reflected on our consolidated balance sheet at December 31, 2007.

At December 31, 2007 our consolidated balance sheet includes accounts receivable–related party of $2,283,600. This balance is comprised of:

•

$821,285 due Chang Magnesium from YiWei Magnesium for product provided;

•

$466,032 due Chang Magnesium from NiChiMen YiWei Magnesium for product provided; and

•

$996,283 due Golden Magnesium from YiWei Magnesium for product provided.

At December 31, 2007, we reported prepaid expenses-related party of $4,150,943. This balance is comprised of:

•

$963,280 prepaid by Lang Chemical to Nantong Chemical for future delivery of chemical inventory;

•

$1,805,351 prepaid by Chang Magnesium to YiWei Magnesium for future delivery of inventory; and

•

$1,382,312 prepaid by Golden Magnesium to YiWei Magnesium for future delivery of inventory.

At December 31, 2007 our consolidated balance sheet includes due from related party of $1,287,877. During 2007, Pan Asia Magnesium advanced Jinyang Group, a related party, $1,287,877 for working capital purposes. Jinyang Group owns the minority interest of Pan Asia Magnesium.

At December 31, 2007 our consolidated balance sheet includes short-term loan payable–related party of $410,167. During 2007, Lang Chemical loaned NanTong Chemical $410,167 for working capital purposes. NanTong Chemical is a Chinese limited liability company owned by Jingdong Chen and Qian Zhu, the two minority shareholders of Lang Chemical.

At December 31, 2007 our consolidated balance sheet includes accounts payable–related party of $964,114. The balance is comprised of:

•

$604,596 due from Chang Magnesium to YiWei Magnesium, and

•

$359,518 due from Golden Magnesium to YiWei Magnesium.

At December 31, 2007, our financial statements reflect a due to related parties balance of $3,137,233. This amount is comprised of:

•

$1,993,410 advanced by Chang Magnesium to Japan Material for working capital purposes;

•

$652,921 advanced by Chang Magnesium and Golden Magnesium to YiWei Magnesium for working capital purposes;

•

$287,662 advanced by Pan Asia Magnesium to Ms. Runlian Tian and Mr. Hiubiao Zhao for working capital purposes. Ms. Tian is a director of Pan Asia Magnesium and Mr. Zhao is the brother of an officer of Pan Asia Magnesium; and

•

$203,240 advanced by CDI Wanda to Mr. Dai Feng, an officer of CDI Wanda.

NanTong Chemical is a Chinese limited liability company owned by Jingdong Chen and Qian Zhu, the two minority shareholders of Lang Chemical.

Yuwei Huang, CEO, Chairman of Chang Magnesium, Chairman of Baotou Changxin Magnesium, and Vice Chairman and CEO of Golden Magnesium, is the chairman of Taiyuan YiWei Magnesium Industry Co., Ltd., the minority shareholder of Chang Magnesium.

Japan Material Industry Co., Ltd. is a shareholder of YiWei Magnesium.

YiWei Magnesium holds a 54% interest in Shangxi NiChiMen YiWei Magnesium Industry Co., Ltd., a Chinese limited liability company.

CERTAIN DEFINED TERMS

From time to time in this proxy statement we used certain defined terms to refer to our subsidiaries and other entities, all of which have the same meaning as in the 2007 Form 10-K.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees for the Board of Directors

The board of directors proposes the election of the following five individuals to serve on its board of directors for a term of one year. These nominees include current board members Dr. Wang and Messrs. Siegel, Barnes and Steiner. Mr. Victor Hollander, currently a member of our board of directors, is not standing for reelection at the annual meeting citing other professional commitments which will prevent him from devoting sufficient time to our company. There are no disagreements between our company and Mr. Hollander. As a result of the vacancy caused by Mr. Hollander’s decision, the board of directors has nominated Mr. Leibowitz to stand for election as the fifth member of the board of directors.

The following is information about each nominee, including biographical data for at least the last five years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individual named as proxy on the enclosed proxy card will vote the shares that he represents for the election of such other persons as the board of directors may recommend.

The board of directors adheres to corporate governance principles designed to assure the continued vitality of the board of directors and excellence in the execution of its duties. The board of directors is responsible for supervision of the overall affairs of China Direct. Following the annual meeting, the board of directors will consist of five directors. All directors are U.S. citizens. The term of each director continues until the next annual meeting or until successors are elected. The nominees for director are:

Name	Biographical Information and Current Directorships	Age
Yuejian (James) Wang, Ph.D.

Dr. Wang has served as our CEO and Chairman of the board of directors since August 2006. Dr. Wang, a co-founder of China Direct Investments, has served as its CEO and Chairman of its board of directors since its inception in January 2005. Dr. Wang has also been a member of the board of directors of CIIC Investment Banking Services (Shanghai) Company Limited since June 2004. From 2001 to 2004, he was President and Chairman of the board of directors of Genesis Technology Group, Inc. (OTCBB: GTEC), a business development firm that fosters bilateral commerce between Western and Chinese companies. From 2000 until 2001, Dr. Wang was President, Chief Operating Officer and director of China Net & Technologies, Inc., a technology firm. From 2000 until 2001, Dr. Wang was Vice President, Chief Operating Officer and director of Tensleep Corporation, a California-based integrated Internet company that acquired and licensed technology, identified, acquired and developed development-stage technology and service entities and focused on the Internet infrastructure market-PC, application-ready devices. From January 2000 until November 2000, Dr. Wang was President of Master Financial Group, Inc., a St. Paul, Minnesota-based company which was a wholly-owned subsidiary of Tensleep Corporation that provided consulting services for small private and public entities in the area of corporate finance, investor relations and business management. Between 1997 and 2000, Dr. Wang was a research scientist and Assistant Professor, Lab Director at the University of Minnesota, School of Medicine. Dr. Wang received a Bachelor of Science degree from the University of Science and Technology of China in Hefei, China in 1985, a Master of Science Degree from the Shanghai Second Medical University, Shanghai, China in 1988, and his Ph.D. degree from the University of Arizona in 1994.

46

Name	Biographical Information and Current Directorships	Age
Marc Siegel

Mr. Siegel has served as our President and Director since August 2006. Mr. Siegel, a co-founder of China Direct Investments, has served as its President and director since its inception in January 2005. Mr. Siegel serves as general partner of China Discovery Investors, Ltd., a private investment fund. In 2003 Mr. Siegel founded Edge, LLC a private multi faceted investment consulting firm. Mr. Siegel has also been a member of the board of directors and a minority shareholder of CIIC Investment Banking Services (Shanghai) Company Limited since June 2004. Prior to founding Edge, LLC, from January 2001 to October 2002, Mr. Siegel served as President of vFinance Investments, Inc., a Financial Industry Regulatory Authority (FINRA) member and full service financial services organization, where his responsibilities included investment banking, supervisor of all trading activities, and retail sales. Prior to vFinance, Inc., in 1997 Mr. Siegel founded First Level Capital, Inc., a FINRA member merchant banking company. Mr. Siegel served as CEO of First Level Capital, Inc. until it was acquired by vFinance, Inc. in December 2000. Prior to establishing First Level Capital, Inc., from July 1997 to September 1997, Mr. Siegel was a partner of Grady & Hatch & Co., Inc. where he served as President and Managing Director. From September 1993 until June 1997, Mr. Siegel was responsible for sales and marketing, recruiting, motivating and leading an 80-person sales force, which he directly supervised at Commonwealth Associates. From September 1985 to 1993, Mr. Siegel was at Lehman Brothers, Inc. Initially Mr. Siegel worked at Lehman’s Atlanta office where he served as its sales manager. Subsequently from 1990 to 1992, he served as sales manager/branch manager of its Houston and New York offices. Mr. Siegel received a Bachelor of Arts degree and graduated cum laude from Tulane University in 1981.

In April, 2005, Mr. Siegel entered into a Consent Order with the Securities and Exchange Commission (Administrative Proceeding File No. 3-11896) suspending him from association in a supervisory or proprietary capacity with any broker/dealer for a period of 12 months and included payment of a $25,000 penalty. Mr. Siegel was formerly President of vFinance Investments, Inc., a FINRA member broker/dealer. In that capacity, Mr. Siegel had responsibility for establishing and implementing policies and procedures for supervision of vFinance’s traders. During November and December 2001, a trader then associated with vFinance assisted a stock promoter in manipulating the market for securities without the knowledge of either vFinance or Mr. Siegel. The SEC determined that Mr. Siegel, who had no disciplinary history, had failed reasonably to supervise the trader, a registered representative subject to his supervision.

48

Name	Biographical Information and Current Directorships	Age
David Barnes

Mr. Barnes, a certified public accountant, has been a member of our board of directors since April 2007. Mr. Barnes is Chairman of the audit committee of the board of directors and serves on the compensation committee and nominating & governance committee and brings over 40 years experience working with both public and private companies. From April 1996 through July 2006 he served as Chief Financial Officer and a director of American United Global, Inc., (OTCBB:AUGB) which had interests in the high tech, heavy equipment distribution and building construction and renovation industries. In 2006 AUGB merged with a Budapest based alternative energy equipment manufacturing firm and all operations are now based in Budapest and is known as Solar Thin Films, Inc. (OTCBB:SLTN). Mr. Barnes was Chief Financial Officer of Cyber Defense Systems, Inc. (OTCBB:CYDF) from May 2006 to November 2007. CYDF designs and builds manned and unmanned airships primarily for surveillance. He has also been Chief Financial Officer of Neah Power Systems, Inc. (OTCBB:NPWS) since March 2006, NPWS is developing fuel cells based on porous silicon which may replace power sources such as lithium ion batteries. Since 2002, Mr. Barnes has been a consultant to management of numerous companies and is currently a director, audit committee chairman and compensation committee member of the boards of Searchhelp Inc. since April 2005 (OTCBB:SHLP), Thinkpath, Inc. since May 2005 (OTCBB:THPHF), Medical Solutions Management, Inc. since December 2007 (OTCBB: MSMT) and MDWerks, Inc. since November 2004 (OTCBB: MDWK). Thinkpath, Inc. filed for protection under Chapter 11 of the U.S. Bankruptcy code in March 2008. Mr. Barnes is also a director and audit committee chairman of Fleet Lease Disposal, Inc., a private company in the vehicle resale business. Mr. Barnes began his career as an auditor for the accounting firm of Laventhol & Horwath and is a graduate of C.W. Post College.

65

Sheldon Steiner

Mr. Steiner has been a member of our board of directors since April 2007. Mr. Steiner is Chairman of the compensation committee and a member of the audit committee and nominating & governance committee. Mr. Steiner has over 52 years of both public and private accounting experience. From 2003 to 2005 Mr. Steiner served as a managing director for American Express Tax and Business Services, Inc. From 2003 to 2007 Mr. Steiner was a principal of Millward & Co. CPAs. From 2006 to 2007 Mr. Steiner was a managing director of RSM McGladrey. He currently serves as a Senior Vice President at Valley Bank in south Florida and is a member of the Fort Lauderdale Chamber of Commerce Trustees and the Broward Economic Development Council. He is a graduate of the City College of New York.

74

George Leibowitz

Mr. Leibowitz, a retired certified public accountant, has more than 40 years of experience as a senior financial officer of both public and private companies. Mr. Leibowitz has been a Director of RSD Aid and Awareness Foundation, Inc., a charitable organization, since its inception in 2006. Mr. Leibowitz was Chief Financial Officer of Star Gas Partners, LP (NYSE:SGU) from April 1999 until his retirement in December 2001. Mr. Leibowitz was employed by Star Gas Partners, LP and its affiliate Petroleum Heat & Power Co. Inc. in various senior financial positions from November 1992 until his retirement in December 2001. From 1985 to 1992, Mr. Leibowitz was the Chief Financial Officer of Slomin’s Inc., a retail heating oil dealer. From 1984 to 1985, Mr. Leibowitz was the President of Lawrence Energy Corp., a consulting and oil trading company and from 1971 to 1984, he was Vice President of Finance and Treasurer of Meenan Oil Co., Inc. Mr. Leibowitz has been a member of the AICPA since 1962. He is a graduate of Columbia College and received his MBA from the Wharton School of the University of Pennsylvania.

71

There are no family relationship between any of the executive officers and directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” ELECTION OF THE DIRECTOR NOMINEES.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF SHERB & CO., LLP

The audit committee has appointed Sherb & Co, LLP as our independent registered public accounting firm to audit the consolidated financial statements of China Direct and its subsidiaries for the year ending December 31, 2008 and our internal control over financial reporting as of December 31, 2008. Representatives of Sherb & Co., LLP will be present at the annual meeting and will have an opportunity to make a statement or to respond to appropriate questions from shareholders. Although shareholder ratification of the appointment of our independent auditor is not required by our bylaws or otherwise, we are submitting the selection of Sherb & Co., LLP to our shareholders for ratification to permit shareholders to participate in this important corporate decision. If not ratified, the audit committee will reconsider the selection, although the audit committee will not be required to select a different independent auditor for our company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

RATIFICATION OF SHERB & CO, LLP

AS INDEPENDENT REGISTERED ACCOUNTANTS OF CHINA DIRECT

PROPOSAL 3

APPROVAL OF THE 2008 EXECUTIVE STOCK INCENTIVE PLAN

On April 25, 2008, our board of directors adopted the 2008 Executive Stock Incentive Plan (the “2008 Executive Plan”). The board of directors also authorized 1,000,000 shares of our common stock to be reserved for issuance pursuant to the terms of the plan upon the grant of restricted stock awards, deferred stock grants, stock appreciation rights and/or the exercise of options granted under the 2008 Executive Plan. Continuance of the 2008 Executive Plan is subject to approval by our shareholders within 12 months after the date the 2008 Executive Plan was adopted by the board of directors.

The 2008 Executive Plan provides for the grant of restricted stock awards, deferred stock grants, stock appreciation rights, incentive stock options (“ISOs”) and non-statutory stock options (“NSOs”). The terms and provisions of the 2008 Executive Plan are summarized below, which summary is qualified in its entirety by reference to the 2008 Executive Plan, a copy of which is attached as Appendix D to this proxy statement.

Grants to be made under the 2008 Executive Plan will be limited to our executive officers. The recipient of any grant under the 2008 Executive Plan, and the amount and terms of a specific grant, will be determined by the compensation committee. None of our executive officers are members of that committee. No grants have been made under the 2008 Executive Plan since its adoption by the board of directors and no grants will be made until the plan is approved by our shareholders. If the 2008 Executive Plan is not approved at the annual meeting, the board of directors will terminate the plan.

In August 2006 following the reverse merger with China Direct Investments we entered into employment agreements with each of Dr. Wang and Messrs. Siegel and Stein which were identical to their employment agreements at China Direct Investments. Under the terms of those agreements, we granted each of them non-plan options, the terms of which were identical to options they had each previously held in China Direct Investments. Those options were exchanged for the options in our company pursuant to the terms of the reverse merger. The information on the options currently held by each of Dr. Wang and Messrs. Siegel and Stein appears earlier in this proxy statement under the section entitled “Principal Shareholders”.

As discussed earlier in this proxy statement, following the receipt of the competitive compensation study from Watson Wyatt Worldwide, the compensation committee intends to review the current compensation arrangements of Dr. Wang and Messrs. Siegel and Stein. Following that review, and subject to the ratification and approval of the 2008 Executive Plan at the annual meeting, it is likely that grants will be made to Dr. Wang and Messrs. Siegel and Stein under the 2008 Executive Plan which will be in addition to the outstanding options previously granted to them. However, as of the date hereof the amounts or terms thereof of any future grants are undeterminable.

Introduction

The terms of the 2008 Executive Plan are identical to the terms of our 2005 Plan, 2006 Equity Plan and 2006 Stock Plan. The purpose of the 2008 Executive Plans is to advance the interests of our company by providing an incentive to attract, retain and motivate highly qualified and competent persons who are important to us and upon whose efforts and judgment the success of our company is largely dependent. Only our executive officers will be eligible to receive awards under the 2008 Executive Plan.

Shares Subject to the 2008 Executive Plan

The aggregate number of shares available for issuance pursuant to restricted stock grants and/or the exercise of ISOs or NSOs granted under the 2008 Executive Plan may not exceed 1,000,000 shares of our common stock. Should any award granted under the 2008 Executive Plan expire or become unexercisable for any reason without having been exercised in full, the shares subject to the portion of the option not so exercised or awarded will become available for subsequent stock awards or option grants.

Administration and Eligibility

The 2008 Executive Plan will be administered by the compensation committee of our board of directors. The compensation committee will determine, from time to time, those of our executive officers to whom stock awards or plan options will be granted, the terms and provisions of each such grant, the dates such grants will become exercisable, the number of shares subject to each grant, the purchase price of such shares and the form of payment of such purchase price. All other questions relating to the administration of the 2008 Executive Plan and the interpretation of the provisions thereof are to be resolved at the sole discretion of the compensation committee.

Amendment and Termination of the 2008 Executive Plan

The board of directors may amend, suspend or terminate the 2008 Executive Plan at any time, except that no amendment shall be made which:

•

increases the total number of shares subject to the plan or changes the minimum purchase price therefore (except in either case in the event of adjustments due to changes in our capitalization),

•

affects outstanding options or any exercise right thereunder,

•

extends the term of any option beyond 10 years, or

•

extends the termination date of the plan.

Unless the plan is suspended or terminated by the board of directors, the 2008 Executive Plan will terminate 10 years from the date of the plan’s adoption. Any termination of the 2008 Executive Plan will not affect the validity of any options previously granted thereunder.

Grants under the 2008 Executive Plan

Plan options under the 2008 Executive Plan may either be options qualifying as ISOs under Section 422 of the Code, or options that do not so qualify which are known as NSOs. Any ISO granted under the 2008 Executive Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant, but the exercise price of any ISO granted to an eligible employee owning more than 10% of our common stock must be at least 110% of such fair market value as determined on the date of the grant. NSOs must provide for an exercise price of not less than 85% of the fair market value of our common stock on the date of grant.

In addition, the 2008 Executive Plan allows for the inclusion of a reload option provision, which permits an eligible person to pay the exercise price of the option with shares of common stock owned by the eligible person and receive a new option to purchase shares of common stock equal in number to the tendered shares. Furthermore, restricted stock grants may also be made, as well as deferred stock grants and stock appreciation rights.

Subject to the limitation on the aggregate number of shares issuable under the plan, there is no maximum or minimum number of shares as to which a stock grant or plan option may be granted to any person. Shares used for stock grants and plan options may be authorized and unissued shares or shares reacquired by us, including shares purchased in the open market.

Adjustment Upon Changes in Capitalization or other Corporate Event

The 2008 Executive Plan provides that, if our outstanding shares are increased, decreased, exchanged or otherwise adjusted due to a share dividend, forward or reverse share split, recapitalization, reorganization, merger, consolidation, combination or exchange of shares, an appropriate and proportionate adjustment shall be made in the number or kind of shares subject to the plan or subject to unexercised options and in the purchase price per share under such options. Any adjustment, however, does not change the total purchase price payable for the shares subject to outstanding options. In the event of our proposed dissolution or liquidation, a proposed sale of all or substantially all of our assets, a merger or tender offer for our shares of common stock, the compensation committee may declare that each option granted under the plan shall terminate as of a date to be fixed by the committee; provided that not less than 30 days written notice of the date so fixed shall be given to each participant holding an option, and each such participant shall have the right, during the period of 30 days preceding such termination, to exercise the participant’s option, in whole or in part, including as to options not otherwise exercisable.

Assignability of Plan Options and Termination of Employment

All plan options are nonassignable and nontransferable, except by will or by the laws of descent and distribution, and during the lifetime of the optionee, may be exercised only by such optionee, except as provided by the compensation committee. If an optionee shall die while our employee or within three months after termination of employment by us because of disability, retirement or otherwise, such options may be exercised, to the extent that the optionee shall have been entitled to do so on the date of death or termination of employment, by the person or persons to whom the optionee’s right under the option pass by will or applicable law, or if no such person has such right, by his executors or administrators. Options are also subject to termination by the compensation committee under certain conditions.

In the event of termination of employment because of death while an employee, or because of disability, the optionee’s options may be exercised not later than the expiration date specified in the option or one year after the optionee’s death, whichever date is earlier, or in the event of termination of employment because of retirement or otherwise, not later than the expiration date specified in the option or one year after the optionee’s death, whichever date is earlier. If an optionee’s employment by us terminates because of disability and such optionee does not die within the following three months after termination, the options may be exercised, to the extent that the optionee shall have been entitled to do so at the date of the termination of employment, at any time, or from time to time, but not later than the expiration date specified in the option or one year after termination of employment, whichever date is earlier. If an optionee’s employment terminates for any reason other than death or disability, the optionee may exercise the options to the same extent that the options were exercisable on the date of termination, for up to three months following such termination, or on or before the expiration date of the options, whichever occurs first. In the event that the optionee was not entitled to exercise the options at the date of termination or if the optionee does not exercise such options (which were then exercisable) within the time specified herein, the options shall terminate. If an optionee’s employment terminates for any reason other than death, disability or retirement, all rights to exercise the option will terminate not later than 90 days following the date of such termination of employment, except as otherwise provided under the plan. Non-qualified options are not subject to the foregoing restrictions unless specified by the compensation committee.

Summary of Federal Tax Consequences

The following is only a brief summary of the effect of federal income taxation on an optionee under the 2008 Executive Plan. Effective January 1, 2006, we adopted SFAS No. 123R, “Share-Based Payment.” This Statement requires that compensation costs related to share-based payment transactions, such as stock options or restricted stock award, be recognized in the financial statements. Under 123R, an optionee, recipient of a restricted stock award and our company will be subject to certain tax consequences and accounting charges, regardless of the type of option or restricted stock award.

Options granted under the 2008 Executive Plan may be either ISOs which satisfy the requirements of Section 422 of the Code or NSOs which do not meet such requirements. The federal income tax treatment for the two types of options differs, as summarized below.

ISOs. No taxable income is recognized by an optionee at the time of the grant of an ISO, and no taxable income is generally recognized at the time an ISO is exercised. However, the excess of the fair market value of the common stock received upon the exercise of an ISO over the exercise price is includable in the employee’s alternative minimum taxable income (“AMTI”) and may be subject to the alternative minimum tax (“AMT”). For AMT purposes only, the basis of the common stock received upon exercise of an ISO is increased by the amount of such excess.

An optionee will recognize taxable income in the year in which the purchased shares acquired upon exercise of an ISO are sold or otherwise disposed. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. An optionee will make a qualifying disposition of the purchased shares if the sale or disposition is made more than two years after the grant date of the option and more than one year after the exercise date. If an optionee fails to satisfy either of these two holding periods prior to sale or disposition, then a disqualifying disposition of the purchased shares will result.

Upon a qualifying disposition, an optionee will recognize long-term capital gain or loss in an amount equal to the difference between the amount realized upon the sale or other disposition of the purchased shares and the exercise price paid for the shares except that, for AMT purposes, the gain or loss would be the difference between the amount realized upon the sale or other disposition of the purchased shares and the employee’s basis increased as described above. If there is a disqualifying disposition of the shares, then the optionee will generally recognize ordinary income to the extent of the lesser of the difference between the exercise price and (i) the fair market value of the common stock on the date of exercise, or (ii) the amount realized on such disqualifying disposition. Any additional gain recognized upon the disposition will be capital gain. If the amount realized is less than the exercise price, the optionee will, in general, recognize a capital loss. If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, to the extent the optionee recognizes ordinary income. In no other instance will we be allowed a deduction with respect to the optionee’s disposition of the purchased shares.

NSOs. No taxable income is recognized by an optionee upon the grant of an NSO. The optionee will in general recognize ordinary income, in the year in which an NSO is exercised, equal to the excess of the fair market value of purchased shares on the date of exercise over the exercise price paid for such shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. Upon a subsequent sale of the purchased shares, the optionee will generally recognize either a capital gain or a capital loss depending on whether the amount realized is more or less than the exercise price. We will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to an exercised NSO. The deduction will in general be allowed for our taxable year in which ordinary income is recognized by the optionee in connection with the acquisition of the option shares.

Restricted Stock. Unless the recipient of a restricted stock grant elects to treat such grant as ordinary income at the time the grant is made, the recipient does not recognize taxable income upon the grant of restricted stock. Instead, the recipient will recognize ordinary income at the time of vesting (i.e. when the restrictions on the grant lapse) equal to the fair market value of the restricted shares on the vesting date minus any amount paid for the restricted shares. At the time that the recipient recognizes ordinary income in respect of the restricted stock grant, we would be entitled to a tax deduction for compensation expense equal to the amount of ordinary income recognized by the recipient.

The foregoing is only a summary of the effect of federal income taxation upon us and the participants under the 2008 Executive Plan. It does not purport to be complete, and does not discuss all of the tax consequences of a participant’s death or the provisions of the income tax laws of any state, municipality, or foreign country in which the participants may reside.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

APPROVAL OF THE 2008 EXECUTIVE PLAN.

PROPOSAL 4

APPROVAL OF THE 2008 NON-EXECUTIVE STOCK INCENTIVE PLAN

On April 25, 2008, our board of directors adopted the 2008 Non-Executive Stock Incentive Plan (the “2008 Non-Executive Plan”). The board of directors also authorized 3,000,000 shares of our common stock to be reserved for issuance pursuant to the terms of the plan upon the grant of restricted stock awards, deferred stock grants, stock appreciation rights, stock awards and/or the exercise of options granted under the 2008 Non-Executive Plan. Continuance of the 2008 Non-Executive Plan is subject to approval by our shareholders within 12 months after the date the 2008 Non-Executive Plan was adopted by the board of directors.

The 2008 Non-Executive Plan provides for the grant of restricted stock awards, deferred stock grants, stock appreciation rights, ISOs and NSOs. Other than the number of shares subject to the plan and the persons who are eligible to receive grants under the 2008 Non-Executive Plan, the terms and provisions of the 2008 Non-Executive Plan are identical to the terms of the 2008 Executive Plan which are described above in Proposal 3 of this proxy statement, which summary is qualified in its entirety by reference to the 2008 Non-Executive Plan, a copy of which is attached as Appendix E to this proxy statement.

As with our other plans, the purpose of the 2008 Non-Executive Plan is to advance the interests of our company by providing an incentive to attract, retain and motivate highly qualified and competent persons who are important to us and upon whose efforts and judgment the success of our company is largely dependent. Grants to be made under the 2008 Non-Executive Plan will be limited to our non-executive level employees, including employees of our subsidiaries, our directors and consultants to our company. The recipient of any grant under the 2008 Non-Executive Plan, and the amount and terms of a specific grant, will be determined by the compensation committee. No grants have been made under the 2008 Non-Executive Plan since its adoption by the board of directors and no grants will be made until the plan is approved by our shareholders. If the 2008 Non-Executive Plan is not approved at the annual meeting, the board of directors will terminate the plan.

The aggregate number of shares available for issuance pursuant to stock grants and/or the exercise of ISOs or NSOs granted under the 2008 Non-Executive Plan may not exceed 3,000,000 shares of our common stock. Should any option granted or stock awarded under the 2008 Non-Executive Plan expire or become unexercisable for any reason without having been exercised in full or fail to vest, the shares subject to the portion of the option not so exercised or lapsed award will become available for subsequent stock or option grants.

Summary of Federal Tax Consequences

The following is only a brief summary of the effect of federal income taxation on an optionee under the 2008 Non-Executive Plan. Effective January 1, 2006, we adopted SFAS No. 123R, “Share-Based Payment.” This Statement requires that compensation costs related to share-based payment transactions, such as stock options or restricted stock award, be recognized in the financial statements. Under 123R, an optionee, recipient of a restricted stock award and our company will be subject to certain tax consequences and accounting charges, regardless of the type of option or restricted stock award.

Options granted under the 2008 Non-Executive Plan may be either ISOs which satisfy the requirements of Section 422 of the Code or NSOs which do not meet such requirements. The federal income tax treatment for the two types of options differs, as summarized below.

ISOs. No taxable income is recognized by an optionee at the time of the grant of an ISO, and no taxable income is generally recognized at the time an ISO is exercised. However, the excess of the fair market value of the common stock received upon the exercise of an ISO over the exercise price is includable in the employee’s AMTI and may be subject to the AMT. For AMT purposes only, the basis of the common stock received upon exercise of an ISO is increased by the amount of such excess.

An optionee will recognize taxable income in the year in which the purchased shares acquired upon exercise of an ISO are sold or otherwise disposed. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. An optionee will make a qualifying disposition of the purchased shares if the sale or disposition is made more than two years after the grant date of the option and more than one year after the exercise date. If an optionee fails to satisfy either of these two holding periods prior to sale or disposition, then a disqualifying disposition of the purchased shares will result.

Upon a qualifying disposition, an optionee will recognize long-term capital gain or loss in an amount equal to the difference between the amount realized upon the sale or other disposition of the purchased shares and the exercise price paid for the shares except that, for AMT purposes, the gain or loss would be the difference between the amount realized upon the sale or other disposition of the purchased shares and the employee’s basis increased as described above. If there is a disqualifying disposition of the shares, then the optionee will generally recognize ordinary income to the extent of the lesser of the difference between the exercise price and (i) the fair market value of the common stock on the date of exercise, or (ii) the amount realized on such disqualifying disposition. Any additional gain recognized upon the disposition will be capital gain. If the amount realized is less than the exercise price, the optionee will, in general, recognize a capital loss. If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, to the extent the optionee recognizes ordinary income. In no other instance will we be allowed a deduction with respect to the optionee’s disposition of the purchased shares.

NSOs. No taxable income is recognized by an optionee upon the grant of an NSO. The optionee will in general recognize ordinary income, in the year in which an NSO is exercised, equal to the excess of the fair market value of purchased shares on the date of exercise over the exercise price paid for such shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. Upon a subsequent sale of the purchased shares, the optionee will generally recognize either a capital gain or a capital loss depending on whether the amount realized is more or less than the exercise price. We will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to an exercised NSO. The deduction will in general be allowed for our taxable year in which ordinary income is recognized by the optionee in connection with the acquisition of the option shares.

Restricted Stock. Unless the recipient of a restricted stock grant elects to treat such grant as ordinary income at the time the grant is made, the recipient does not recognize taxable income upon the grant of restricted stock. Instead, the recipient will recognize ordinary income at the time of vesting (i.e. when the restrictions on the grant lapse) equal to the fair market value of the restricted shares on the vesting date minus any amount paid for the restricted shares. At the time that the recipient recognizes ordinary income in respect of the restricted stock grant, we would be entitled to a tax deduction for compensation expense equal to the amount of ordinary income recognized by the recipient.

The foregoing is only a summary of the effect of federal income taxation upon us and the participants under the 2008 Non-Executive Plan. It does not purport to be complete, and does not discuss all of the tax consequences of a participant’s death or the provisions of the income tax laws of any state, municipality, or foreign country in which the participants may reside.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

APPROVAL OF THE 2008 NON-EXECUTIVE PLAN.

OTHER MATTERS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the annual meeting. If, however, other matters properly come before the annual meeting, the accompanying proxy authorizes the person named as proxy or his substitute to vote on such matters as he determines appropriate.

DISSENTER’S RIGHTS

Under Florida law there are no dissenter’s rights available to our shareholders in connection with either the election of our board of directors, the ratification of the appointment of our registered public accounting firm, the approval of the 2008 Executive Stock Incentive Plan or approval of the 2008 Non-Executive Stock Incentive Plan.

PROPOSALS OF SHAREHOLDERS

Proposals of shareholders to be included in our proxy statement for our 2008 annual meeting of shareholders must be received by the corporate secretary of China Direct on or before May 15, 2008. The submission of a shareholder proposal does not guarantee that it will be included in our proxy for our 2008 annual meeting. All other stockholder proposals, including nominations of directors, must be received by us not less than 60 days nor more than 90 days prior to such meeting which is tentatively scheduled for May 29, 2009.

ANNUAL REPORT ON FORM 10-K

As required, we have filed our 2007 Form 10-K with the SEC. Shareholders may obtain, free of charge, a copy of the 2007 Form 10-K by writing to us at 431 Fairway Drive, Deerfield Beach, Florida 33441, Attention: Corporate Secretary, or from our website, www.chinadirectinc.com.

WHERE YOU CAN FIND MORE INFORMATION

This proxy statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Corporate Secretary, China Direct, Inc., 431 Fairway Drive, Deerfield Beach, Florida (954) 363-7333. Please note that additional information can be obtained from our website at www.chinadirectinc.com.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office

100 F Street, N.E.

Room 1580

Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ YUEJIAN (JAMES) WANG
Deerfield Beach, Florida	Yuejian (James) Wang,
April 30, 2008	Chairman and CEO

APPENDIX A

CHINA DIRECT, INC.

AUDIT COMMITTEE CHARTER

(Approved June 7, 2007)

Purpose

The Audit Committee (the “Committee”) is a committee of the Board of Directors (the “Board”), appointed to assist the Board in monitoring (1) the Company’s accounting and financial reporting processes, (2) the integrity of the financial statements of the Company, (3) compliance by the Company with legal and regulatory requirements, (4) the independent auditor’s qualifications, independence and performance and (5) business practices and ethical standards of the Company. The Committee provides an open avenue of communication between management, the independent auditor and the Board.

The Committee is responsible for the recommendation to shareholders for the appointment of the Company’s independent auditor and for the compensation, retention and oversight of the work of the Company’s independent auditor and for the oversight of the Company’s accounting and financial reporting process. The Committee will also perform other activities consistent with this Charter, the Company’s By-laws, securities regulations and governing laws as the Committee or the Board deems necessary and appropriate.

Organization

The Committee shall be comprised of three or more directors appointed by the Board. Each shall be independent from management, free from any interest and any business or other relationship that, in the opinion of the Board, would or would reasonably be perceived to materially interfere with the director’s ability to act with a view to the best interests of the Company (other than relationships and interests arising from shareholding). Each member of the Committee shall meet the independence requirements established by the Board and applicable laws, regulations, and listing requirements.

The members of the Committee shall be elected annually by the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee. The Board may remove the members of the Committee, with or without cause by a majority vote of the Board. Any vacancy in the Committee occurring for any cause may be filled by a majority of the Board then in office. A majority of the members of the Committee shall constitute a quorum for the transaction of business and the act of a majority of those present at any meeting at which there is a quorum shall be the act of the Committee.

All members of the Committee shall have a working familiarity with basic finance and accounting practices and shall be able to read and understand financial statements. At least one member of the Committee shall be able to analyze and interpret a full set of financial statements, including the notes attached thereto, in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and at least one member of the Committee shall qualify and be designated as the Audit Committee Financial Expert as determined in the judgment of the Board with reference to applicable laws, regulations, and listing requirements.

Meetings

The Committee shall meet at least four times annually, on a quarterly basis, or more frequently as circumstances require. The Committee shall require members of management and the independent registered public accounting firm and others to attend meetings and to provide pertinent information, as necessary, but at least annually. As part of its job to foster open communications, the Committee shall meet in separate sessions, as frequently as deemed necessary, with management and the Company’s independent registered public accounting firm to discuss any matters that the Committee, or either of these groups believes should be discussed privately. The Committee shall appoint one individual, who need not be a member of the Committee or a director of the Company, to serve as Secretary. The Committee shall submit the minutes of all meetings of the Committee to the Board, and, when requested, discuss the matters discussed at each Committee meeting with the Board.

Authority, Responsibilities and Duties

The Committee shall have the authority and responsibility to select, evaluate, retain and, where appropriate, replace the independent registered public accounting firm or nominate the independent registered public accounting firm for shareholder approval. The Committee shall approve all audit engagement terms and fees and all non-audit engagements with the independent registered public accounting firm.

The Committee shall have the authority and funding to retain independent legal, accounting and other consultants to advise the Committee. The Company shall provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of compensation to any advisers employed by the Committee and to the independent auditor employed by the Company for the purpose of rendering or issuing an audit report or performing other audit, review or attest services and ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent registered public accounting firm to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Without limiting the generality of the foregoing, to fulfill its responsibilities and duties, the Committee shall:

Financial Statement and Disclosure Matters

1.

Review and discuss prior to public dissemination the annual audited and quarterly unaudited financial statements with management and the independent auditor, including major issues regarding accounting, disclosure and auditing procedures and practices as well as the adequacy of internal controls that could materially affect the Company’s financial statements.

2.

Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of auditing and accounting principles and practices, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

3.

Review and discuss reports from the independent auditor on: (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramification of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and management.

4.

At, or shortly after, the end of each fiscal year, review with the independent auditor, the internal auditor, if any, and management, the audited financial statements and related opinion and costs of the audit that year.

5.

Review prior to their release any management discussion and analysis (“MD&A”), earnings press releases, financial reports or other financial information submitted to any securities regulator, stock exchange or other authority, to the shareholders or the public, including any certification, report, prospectus, opinion or review rendered by the independent registered public accounting firm. Provide the report of the Committee that must be included in the Company’s annual proxy statement.

6.

Review the Company’s compliance with any policies and reports received from regulators. Discuss with management and the independent auditor the effect on the Company’s financial statements of significant regulatory and accounting initiatives.

7.

Review current accounting trends and developments with management and the independent auditor. Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent registered public accounting firm or management or determined by the Committee.

8.

Monitor the risks that are germane to the Company and to the industry in which it operates including hedging, derivative trading, inventory valuation and environmental concerns.

9.

Review disclosures made to the Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design and operation of disclosure controls and procedures and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

10.

Discuss at least annually with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees.

11.

Based on discussions with the independent auditor concerning the audit, the registered public accounting firm’ independence, the financial statement review and such other matters as the Committee deems appropriate, recommend to the Board the inclusion of the audited financial statements in the Annual Report on Form 10-K.

Independent Auditors

12.

Be responsible for the recommendation to shareholders for the appointment of the Company’s independent auditor and for the compensation, retention and oversight of the work of the independent auditor employed by the Company. The independent auditor shall report directly to the Committee. If the appointment of the independent registered public accounting firm is submitted for any ratification by shareholders, the Committee shall be responsible for making the recommendation of the independent registered public accounting firm.

13.

Approve in advance any audit or permissible non-audit engagement or relationship between the Company or its subsidiaries and the independent registered public accounting firm.

14.

On an annual basis, obtain from the independent registered public accounting firm a formal written statement delineating all relationships between the registered public accounting firm and the Company, and determine that they satisfy the requirements of the SEC Independence Standards Board Standard No. 1.

15.

On an annual basis, review and discuss with the independent registered public accounting firm all significant relationships or services that may impact the registered public accounting firm’ independence and objectivity. Confirm that the lead audit partner for the Company’s independent registered public accounting firm has not performed audit services for the Company for more than five previous fiscal years, and otherwise ensure the rotation of the lead partner and other partners in accordance with SEC rules and securities laws.

16.

Review the qualifications and performance of the independent registered public accounting firm and approve any proposed discharge of the independent registered public accounting firm when circumstances warrant, recognizing the auditor’s ultimate accountability to the shareholders.

17.

Review and approve the Company’s hiring policies regarding employees and former employees of the present and former independent registered public accounting firm of the Company.

18.

Periodically consult with the independent registered public accounting firm out of the presence of management about internal controls and the fullness and accuracy of the financial statements.

Process Improvement

19.

Following completion of the annual audit, review separately with each of management and the independent registered public accounting firm any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information. Review with the independent auditor management’s responses to such matters.

20.

Review and resolve any disagreement between management and the independent registered public accounting firm in connection with the preparation of the financial statements.

21.

Establish and manage the Company’s transaction and reporting systems and procedures to ensure that: (i) business transactions are properly authorized and completely and accurately recorded on the Company’s books and records in accordance with Generally Accepted Accounting Principles (GAAP) and the Company’s established financial policy; (ii) the retention or proper disposal of the

Company’s records is in accordance with the Company’s established financial policies and applicable legal and regulatory requirements; (iii) periodic financial communications and reports, including those filed with the SEC, will be delivered in a manner that facilitates clarity of content and meaning to enable readers and users to readily determine their significance and consequence; and (iv) violations of the Company’s established financial policies and applicable legal and regulatory requirements are promptly and fully disclosed to the appropriate officers.

22.

Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management’s investigation and follow-up (including disciplinary action) of any instances of noncompliance.

23.

Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

24.

Review with the independent registered public accounting firm and management the extent to which changes or improvements in financial or accounting practices have been implemented.

Legal Compliance

25.

Ensure that management has the proper review system in place so that the Company’s financial statements, financial reports and other financial information satisfy all legal and regulatory requirements.

26.

Review the qualifications of the accounting and financial personnel.

27.

Review with the Company’s counsel, management and the independent registered public accounting firm any legal or regulatory matter, including reports or correspondence, that could have a material impact on the Company’s financial statements or compliance policies.

General

28.

Conduct an ongoing review of any transaction now in effect, and review and approve in advance any proposed transaction, that could be within the scope of “related party transactions” as such term is defined in the rules of the SEC, and establish appropriate procedures to receive material information about and prior notice of any such transaction.

29.

Report regularly to the Board with respect to any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent registered public accounting firm and internal audit function issues.

30.

Conduct or authorize investigations into any matters within the Committee’s scope of responsibilities, and retain independent counsel, accountants or other advisors to assist it in the conduct of any such investigation.

31.

Perform any other activities consistent with this Charter, the Company’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

32.

Perform a review and evaluation, at least annually, of the performance of the Committee. In addition, review and reassess the adequacy of this Charter, at least annually.

33.

Perform any additional duties assigned to the Committee by the Board from time to time or as required by applicable laws and regulations or regulatory authority.

APPENDIX B

CHINA DIRECT, INC.

COMPENSATION COMMITTEE CHARTER

I.

GENERAL

The primary functions of the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) are to review and recommend compensation policies and programs, as well as salary and benefit levels for Company executives, to the Board for its approval and implementation.

II.

COMPOSITION AND QUALIFICATIONS

The Committee shall consist of at least two directors, each of whom shall (a) meet the independence requirements established by the Board and applicable laws, regulations and listing requirements, (b) be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and (c) be an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code.

III.

APPOINTMENT AND REMOVAL

The members of the Committee shall be appointed by the Board and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The Board may remove the members of the Committee, with or without cause, by a majority vote of the Board then in office. Any vacancy in the Committee occurring for any reason may be filled by the majority vote of the Board then in office. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business and the act of a majority of those present at any meeting at which there is a quorum shall be the act of the Committee. The Committee shall appoint one individual, who need not be a member of the Committee or a director of the Company, to serve as Secretary.

IV.

DUTIES AND RESPONSIBILITIES

The duties of the Committee are as follows:

1.

To oversee and advise the Board on the adoption of policies that govern the Company’s compensation and benefit programs.

2.

Review and approve corporate goals and objectives relevant to the compensation of the chief executive officer and other executive officers to ensure that such compensation goals and objectives are aligned with the Company’s objectives and shareholder interests.

3.

Review and evaluate the performance of the chief executive officer and other executive officers and other key employees of the Company in light of the goals and objectives of the Company and shareholder interests, and either as a committee or together with the other independent directors (as directed by the Board of Directors) determine and approve their annual compensation packages, including base salaries, stock options and other stock-based incentives, variable pay amounts and variable pay metrics, based on these evaluations and in accordance with the terms of the Company’s incentive compensation programs, including the Company’s stock option plan. The chief executive officer may not be present during voting or deliberations concerning his or her compensation.

4.

Monitor the effectiveness of benefit plan offerings and approve changes where appropriate.

5.

Review and discuss with management the annual Compensation Discussion and Analysis (“CD&A”) disclosure regarding named executive officer compensation and, based on this review and discussions, recommend whether the Company include the CD&A in the Company’s annual report on Form 10-K and annual proxy statement as required by the rules of the U.S. Securities and Exchange Commission or any other applicable regulatory body.

B-1

6.

Review and evaluate all compensation plans at least annually and make recommendations to the Board of Directors as appropriate. Review and approve, or recommend to the full Board of Directors, non-chief executive officer compensation, executive incentive compensation plans and equity-based plans in which executive officers and members of the Board of Directors are eligible to participate or any amendments or modifications to such compensation or plans.

7.

Supervise and oversee the administration of the Company’s incentive compensation, variable pay and stock programs.

8.

Review and act upon management proposals to (i) designate key employees to incentive compensation programs; and (ii) approve additional benefit plans.

9.

Recommend to the Board of Directors compensation for non-employee directors.

10.

Have sole authority to retain and terminate executive compensation consultants, including the fees and other terms of their engagements, to advise on the evaluation and compensation of members of the board of directors, the chief executive officer and other executive officers of the Company.

11.

Have authority to delegate any or all of its responsibilities to a subcommittee of the Committee, as permitted by the laws and regulations that govern its actions.

12.

Report regularly to the Board of Directors (i) following meetings of the Committee, (ii) with respect to those matters that are relevant to the Committee’s discharge of its responsibilities, and (iii) with respect to those recommendations that the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman of the Committee or any other member of the Committee designated by the Committee to make such report.

13.

Perform a review and evaluation, at least annually, of the performance of the Committee and its members, including a review of the compliance of the Committee with this Charter. In addition, the Committee shall review and reassess periodically the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in the manner it deems appropriate.

In carrying out its duties set out herein the Committee, as it deems necessary or appropriate in its sole discretion, (i) shall have access to any officers and employees of the Company, as well as information concerning the Company, (ii) may retain legal, financial or compensation advisors or consultants, and determine the fees and other terms of their engagements, and (iii) shall have the authority to delegate any or all of its responsibilities to a subcommittee, subject to applicable laws and regulations.

B-2

APPENDIX C

CHINA DIRECT, INC.

NOMINATING & GOVERNANCE

COMMITTEE CHARTER

Purpose

The China Direct, Inc. (the “Company”) Nominating & Governance Committee is appointed by the Board of Directors (the “Board”) to (1) to assist the Board by identifying individuals qualified to become Board members, and to recommend for selection by the Board the director nominees to stand for election for the next annual meeting of the Company’s shareholders; (2) to recommend to the Board director nominees for each committee of the Board; (3) to oversee the evaluation of the Board and management, and (4) to develop and recommend to the Board a set of Corporate Governance Guidelines and Code of Business Conduct and Ethics applicable to the Company.

Committee Membership

The Nominating & Governance Committee shall consist of no fewer than two members. Each member of the Nominating & Governance Committee shall meet the independence requirements (the “Independence Requirements”) of (a) Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”), and all rules and regulations promulgated by the SEC and (b) the rules imposed by the Nasdaq Stock Market LLC or other marketplace on which the company’s securities may be listed from time to time (a “Listing”).

The members of the Committee shall be elected annually by the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee. The Board may remove the members of the Committee, with or without cause by a majority vote of the Board. Any vacancy in the Committee occurring for any cause may be filled by a majority of the Board then in office. A majority of the members of the Committee shall constitute a quorum for the transaction of business and the act of a majority of those present at any meeting at which there is a quorum shall be the act of the Committee.

Committee Rules of Procedure

The Nominating & Governance Committee shall meet at least once annually, or more frequently as circumstances dictate. Special meetings may be convened as the Nominating & Governance Committee deems necessary or appropriate.

A majority of the members of the Nominating & Governance Committee shall constitute a quorum to transact business. Members of the Nominating & Governance Committee may participate in a meeting of the Committee by means of telephone conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other. Except in extraordinary circumstances as determined by the Chairperson of the Nominating & Governance Committee, notice shall be delivered to all Committee members at least 48 hours in advance of the scheduled meeting. Minutes of each meeting will be kept and distributed to the entire Board.

The affirmative vote of a majority of the members of the Nominating & Governance Committee present at the time of such vote will be required to approve any action of the Committee. Subject to the requirements of any applicable law, regulation or Listing rule, any action required or permitted to be taken at a meeting of the Nominating & Governance Committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the members of the Committee. Such written consent shall have the same force as a unanimous vote of the Nominating & Governance Committee.

Committee Authority and Responsibilities

Selection of Directors and Committee Members

1.

The Nominating & Governance Committee shall have the sole authority, to the extent the Committee deems necessary or appropriate to carry out its responsibilities, (a) to retain and terminate any search firm used to identify director candidates, and (b) to obtain advice and assistance from, and to retain and terminate, internal or external legal, accounting or other consultants. The Nominating & Governance Committee shall have the sole authority to approve the fees and other retention terms of any such search firm or legal, accounting or other consultants.

This provision in no way modifies the responsibilities and authority of the Audit and Finance Committee with regard to the retaining and oversight of the internal and external financial audit function.

2.

The Nominating & Governance Committee shall recommend to the Board for its approval criteria for the selection of new directors and the evaluation and renomination of existing directors. The Nominating & Governance Committee shall comply with such criteria in exercising its responsibilities under this Charter.

3.

The Nominating & Governance Committee shall identify individuals qualified to become Board members and shall consider candidates to fill positions on the Board, including candidates recommended by the Company’s shareholders. The Nominating & Governance Committee shall conduct the appropriate and necessary inquiries (as determined by the Committee) with respect to the backgrounds and qualifications of candidates.

4.

The Nominating & Governance Committee shall recommend to the Board for its selection candidates to fill positions on the Board.

5.

The Nominating & Governance Committee shall recommend to the Board for its selection candidates to fill positions on each committee of the Board.

6.

The Nominating & Governance Committee shall review the independence and other qualifications of Board members, consider questions of possible conflicts of interest between Board members or management and the Company and its subsidiaries, and monitor all other activities of Board members or management that could interfere with such individuals’ duties to the Company.

7.

Notwithstanding anything to the contrary in this Charter, if the Company is required by contract or otherwise to provide third parties with the ability to nominate one or more directors, the selection and nomination of such directors shall not be subject to review or approval by the Nominating & Governance Committee.

Evaluation of the Board and Management and the Company’s Corporate Governance Structure

8.

The Nominating & Governance Committee shall oversee the evaluation of the performance of the Board and management. The Nominating & Governance Committee shall receive comments from all directors and report annually to the Board with an evaluation of the Board’s performance. The Nominating & Governance Committee shall discuss the evaluation with the full Board following the end of each fiscal year.

9.

The Nominating & Governance Committee shall develop and recommend to the Board for its approval a set of Corporate Governance Guidelines applicable to the Company. The Nominating & Governance Committee no less frequently than annually shall review and reassess the adequacy of the Corporate Governance Guidelines an other matters of corporate governance, and recommend any proposed changes to Corporate Governance Guidelines to the Board for its approval.

10.

The Nominating & Governance Committee shall develop and recommend to the Board for its approval a Code of Business Conduct and Ethics applicable to the Company. The Nominating & Governance Committee no less frequently than annually shall review and reassess the adequacy of the Code of Business Conduct and Ethics, and recommend any proposed changes to the Code of Business Conduct and Ethics to the Board for its approval.

11.

The Nominating & Governance Committee shall consider all requests for waivers of the Code of Business Conduct and Ethics. If the Nominating & Governance Committee shall have the sole authority to grant a waiver of the Code of Business Conduct and Ethics. The Nominating & Governance Committee shall promptly report to the Board its determination whether to grant or deny the waiver.

Other Responsibilities

12.

The Nominating & Governance Committee may form and delegate authority to subcommittees or, to the extent permitted under applicable laws, regulations and Listing rules, to any other independent director or committee comprised entirely of independent directors, in each case, to the extent the

Committee deems necessary or appropriate. The management, but, except as expressly provided herein, shall not delegate any of its responsibilities to management.

13.

The Nominating & Governance Committee may designate any member of the Committee to execute documents on its behalf as the Committee deems necessary or appropriate to carry out its responsibilities hereunder.

14.

The Nominating & Governance Committee shall report regularly to the Board, not less frequently than annually.

15.

The Nominating & Governance Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for its approval. This Charter is in all respects subject and subordinate to the Company’s certificate of incorporation and by-laws and the applicable provisions of the Florida General Corporate Law.

16.

The Nominating & Governance Committee annually shall review its own performance.

In addition to the activities described above, the Nominating & Governance Committee will perform such other functions as necessary or appropriate in its opinion under applicable law, the Company’s certificate of incorporation and by-laws, and the resolutions and other directives of the Board.

Subject to the Company’s certificate of incorporation and by-laws and all applicable laws, regulations and Listing rules, the authority vested in the Nominating & Governance Committee shall at all times be subordinate and subject to the Company’s certificate of incorporation and by-laws and the resolutions and other directives of the Board.

APPENDIX D

CHINA DIRECT, INC.

2008 EXECUTIVE STOCK INCENTIVE PLAN

1.

Purpose; Definitions.

1.1

Purpose. The purpose of the China Direct, Inc. 2008 Executive Stock Incentive Plan is to enable the Company to offer to its executive officers whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, to advance the interests of the Company by providing an incentive to attract, retain and motivate highly qualified and competent persons who are important to us and upon whose efforts and judgment the success of the Company is largely dependent. Additionally, the Plan is intended to assist in further aligning the interests of the Company’s executive officers to those of its other shareholders. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2

Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a)

“Agreement” means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

(b)

“Board” means the Board of Directors of the Company.

(c)

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d)

“Committee” means the Compensation Committee of the Board or any other committee of the Board that the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(e)

“Common Stock” means the common stock of the Company, $0.001 par value per share.

(f)

“Company” means China Direct, Inc., a Florida corporation.

(g)

“Deferred Stock” means Common Stock to be received, under an award made pursuant to Section 8, below, at the end of a specified deferral period.

(h)

“Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(i)

“Effective Date” means the date set forth in Section 12.1, below.

(j)

“Fair Market Value”, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange; (ii) if the Common Stock is not listed on a national securities exchange, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the Pink Sheets or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

(k)

“Holder” means a person who has received an award under the Plan.

(l)

“Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(m)

“Nonqualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(n)

“Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after age 65.

(o)

“Other Stock-Based Award” means an award under Section 9, below, that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(p)

“Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(q)

“Plan” means the China Direct, Inc. 2008 Executive Stock Incentive Plan, as hereinafter amended from time to time.

(r)

“Repurchase Value” shall mean the Fair Market Value in the event the award to be repurchased under Section 10.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) in the event the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

(s)

“Restricted Stock” means Common Stock, received under an award made pursuant to Section 7, below, that is subject to restrictions under said Section 7.

(t)

“SAR Value” means the excess of the Fair Market Value (on the exercise date) over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(u)

“Stock Appreciation Right” means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

(v)

“Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

(w)

“Stock Reload Option” means any option granted under Section 5.3 of the Plan.

(x)

“Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

2.

Administration.

2.1

Committee Membership. The Plan shall be administered by the Committee unless there is no longer a compensation committee of the Board in which event the Plan shall be administered by the Board. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board. The Committee members, to the extent deemed to be appropriate by the Board, shall be “non-employee directors” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and “outside directors” within the meaning of Section 162(m) of the Code.

2.2

Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a)

to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder.

(b)

to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options and the purchase price of Common Stock awarded under the Plan (including without limitation by a Holder’s conversion of deferred salary or other indebtedness of the Company to the Holder), such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine;

(c)

to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d)

to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

(e)

to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Common Stock;

(f)

to determine the extent and circumstances under which Common Stock and other amounts payable with respect to an award hereunder shall be deferred that may be either automatic or at the election of the Holder; and

(g)

to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

2.3

Interpretation of Plan.

(a)

Committee Authority. Subject to Section 11, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 11, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and the Holders.

(b)

Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but limited to Stock Reload Options or Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

3.

Stock Subject to Plan.

3.1

Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 1,000,000 shares. Shares of Common Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan.

3.2

Adjustment Upon Changes in Capitalization, Etc. In the event of any dividend (other than a cash dividend) payable on shares of Common Stock, stock split, reverse stock split, combination or exchange of shares, or other similar event (not addressed in Section 3.3, below) occurring after the grant of an Award, which results in a change in the shares of Common Stock of the Company as a whole, the number of shares issuable in connection with any such Award and the purchase price thereof, if any, shall be proportionately adjusted to reflect the occurrence of any such event. Any adjustment required by this Section 3.2 shall be made by the Committee, in good faith, whose determination will be final, binding and conclusive.

3.3

Certain Mergers and Similar Transactions. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Awardees), (c) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Awardees. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Awardees as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Holder, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Holder. In the event such successor corporation (if any) refuses or otherwise declines to assume or substitute Awards, as provided above, (i) the vesting of any or all Awards granted pursuant to this Plan will accelerate immediately prior to the effective date of a transaction described in this Section 3.3 and (ii) any or all Options granted pursuant to this Plan will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines. If such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee. Subject to any greater rights granted to Awardees under the foregoing provisions of this Section 3.3, in the event of the occurrence of any transaction described in this Section 3.3, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

4.

Eligibility.

Awards may be made or granted to executive officers of the Company and who are deemed to have contributed or to have the potential to contribute to the success of the Company. Notwithstanding anything to the contrary contained in the Plan, awards covered or to be covered under a registration statement on Form S-8 may be made under the Plan only if (a) they are made to natural persons, (b) who provide bona fide services to the Company or its Subsidiaries, and (c) the services are not in connection with the offer and sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

5.

Stock Options.

5.1

Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-Qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option.

5.2

Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a)

Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (“10% Shareholder”).

(b)

Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the day of grant; provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder shall not be less than 110% of the Fair Market Value on the date of grant.

(c)

Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 10, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

(d)

Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Nonqualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided that, notwithstanding the provisions of Section 8 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a shareholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option. Subject to the provisions of applicable law, including restrictions on the extension of credit to officers and directors of the Company, the Committee shall be empowered to determine the types of consideration to be paid upon exercise of awards under the Plan (including without limitation by a Holder’s conversion of deferred salary or other indebtedness of the Company to the Holder), such as services, property or other securities of the Company

(e)

Transferability. Except as may be set forth in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative).

(f)

Termination by Reason of Death. If a Holder’s employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(g)

Termination by Reason of Disability. If a Holder’s employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(h)

Other Termination. Subject to the provisions of Section 13.3, below, and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder’s employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder’s employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option that has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option’s term.

(i)

Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiary) shall not exceed $100,000.

(j)

Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

5.3

Stock Reload Option. If a Holder tenders shares of Common Stock to pay the exercise price of a Stock Option (“Underlying Option”), and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes, the Holder may receive, at the discretion of the Committee, a new Stock Reload Option to purchase that number of shares of Common Stock equal to the number of shares tendered to pay the exercise price and the withholding taxes ( but only if such shares were held by the Holder for at least six months). Stock Reload Options may be any type of option permitted under the Code and will be granted subject to such terms, conditions, restrictions and limitations as may be determined by the Committee, from time to time. Such Stock Reload Option shall have an exercise price equal to the Fair Market Value as of the date of exercise of the Underlying Option. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Underlying Option to which the Reload Option is related.

6.

Stock Appreciation Rights.

6.1

Grant and Exercise. The Committee may grant Stock Appreciation Rights to participants who have been, or are being granted, Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

6.2

Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a)

Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code, with respect to related Incentive Stock Options.

(b)

Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

(c)

Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

(d)

Shares Affected Upon Plan. The granting of a Stock Appreciation Right shall not affect the number of shares of Common Stock available under for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

7.

Restricted Stock.

7.1

Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (“Restriction Period”), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

7.2

Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(a)

Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained

Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b)

Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions (“Retained Distributions”) made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c)

Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 10, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

8.

Deferred Stock.

8.1

Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (“Deferral Period”) during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

8.2

Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

(a)

Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 8.2 (d) below, where applicable), share certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

(b)

Rights of Holder.  A person entitled to receive Deferred Stock shall not have any rights of a shareholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Common Stock. The shares of Common Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Common Stock to the Holder.

(c)

Vesting; Forfeiture. Upon the expiration of the Deferral Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below.

Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

(d)

Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event (“Additional Deferral Period”). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

9.

Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

10.

Accelerated Vesting and Exercisability.

10.1

Non-Approved Transactions. If any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (“Exchange Act”)), is or becomes the “beneficial owner” (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company’s then outstanding securities in one or more transactions, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective agreements respecting such Stock Options and awards.

10.2

Approved Transactions. The Committee may, in the event of an acquisition of substantially all of the Company’s assets or at least 50% of the combined voting power of the Company’s then outstanding securities in one or more transactions (including by way of merger or reorganization) which has been approved by the Company’s Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, and (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award.

11.

Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent.

12.

Term of Plan.

12.1

Effective Date. The Plan shall become effective at such time as the Plan is approved and adopted by the Company’s Board of Directors (the “Effective Date”), subject to the following provisions:

(a)

to the extent that the Plan authorizes the Award of Incentive Stock Options, shareholder approval for the Plan shall be obtained within 12 months of the Effective Date; and

(b)

the failure to obtain shareholder for the Plan as contemplated by subparagraph (a) of this Section 13.1 shall not invalidate the Plan; provided, however, that (i) in the absence of such stock holder approval, Incentive Stock Options may not be awarded under the Plan and (ii) any Incentive Stock Options theretofore awarded under the Plan shall be converted into Non-Qualified Options upon terms and conditions determined by the Board to reflect, as nearly as is reasonably practicable in its sole determination, the terms and conditions of the Incentive Stock Options being so converted.

12.2

Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period following the Effective Date.

13.

General Provisions.

2.1

Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms, of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

13.2

Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

13.3

Employees.

(a)

Engaging in Competition With the Company; Disclosure of Confidential Information. If a Holder’s employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within three months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or (ii) discloses to anyone outside the Company or uses any confidential information or material of the Company in violation of the Company’s policies or any agreement between the Holder and the Company, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated.

(b)

Termination for Cause. The Committee may, if a Holder’s employment with the Company or a Subsidiary is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated.

(c)

No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

13.4

Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

13.5

Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

13.6

Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

13.7

Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Florida.

13.8

Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

13.9

Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

13.10

Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

13.11

Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

13.12

Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange.

PLAN AMENDMENTS

Date Approved by Board	Date Approved by Shareholders, if necessary	Sections Amended	Description of Amendments

APPENDIX E

CHINA DIRECT, INC.

2008 NON-EXECUTIVE STOCK INCENTIVE PLAN

1.

Purpose; Definitions.

1.1

Purpose. The purpose of the China Direct, Inc. 2008 Non-Executive Stock Incentive Plan is to enable the Company to offer to its non-executive level employees, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, to advance the interests of the Company by providing an incentive to attract, retain and motivate highly qualified and competent persons who are important to us and whose efforts and judgment contribute to the success of the Company. Additionally, the Plan is intended to assist in further aligning the interests of the Company’s non-executive employees, directors and consultants to those of its other shareholders The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2

Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a)

“Agreement” means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

(b)

“Board” means the Board of Directors of the Company.

(c)

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d)

“Committee” means the Compensation Committee of the Board or any other committee of the Board that the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(e)

“Common Stock” means the common stock of the Company, $0.001 par value per share.

(f)

“Company” means China Direct, Inc., a Florida corporation.

(g)

“Deferred Stock” means Common Stock to be received, under an award made pursuant to Section 8, below, at the end of a specified deferral period.

(h)

“Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(i)

“Effective Date” means the date set forth in Section 12.1, below.

(j)

“Fair Market Value”, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange; (ii) if the Common Stock is not listed on a national securities exchange, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the Pink Sheets or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

(k)

“Holder” means a person who has received an award under the Plan.

(l)

“Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(m)

“Nonqualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(n)

“Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after age 65.

(o)

“Other Stock-Based Award” means an award under Section 9, below, that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(p)

“Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(q)

“Plan” means the China Direct, Inc. 2008 Non-Executive Stock Incentive Plan, as hereinafter amended from time to time.

(r)

“Repurchase Value” shall mean the Fair Market Value in the event the award to be repurchased under Section 10.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) in the event the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

(s)

“Restricted Stock” means Common Stock, received under an award made pursuant to Section 7, below, that is subject to restrictions under said Section 7.

(t)

“SAR Value” means the excess of the Fair Market Value (on the exercise date) over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(u)

“Stock Appreciation Right” means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

(v)

“Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

(w)

“Stock Reload Option” means any option granted under Section 5.3 of the Plan.

(x)

“Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

2.

Administration.

2.1

Committee Membership. The Plan shall be administered by the Committee unless there is no longer a compensation committee of the Board in which event the Plan shall be administered by the Board. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board. The Committee members, to the extent deemed to be appropriate by the Board, shall be “non-employee directors” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and “outside directors” within the meaning of Section 162(m) of the Code.

2.2

Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a)

to select the non-executive level employees and directors of and consultants to the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder.

(b)

to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options and the purchase price of Common Stock awarded under the Plan (including without limitation by a Holder’s conversion of deferred salary or other indebtedness of the Company to the Holder), such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine;

(c)

to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d)

to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

(e)

to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Common Stock;

(f)

to determine the extent and circumstances under which Common Stock and other amounts payable with respect to an award hereunder shall be deferred that may be either automatic or at the election of the Holder; and

(g)

to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

2.3

Interpretation of Plan.

(a)

Committee Authority. Subject to Section 11, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 11, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and the Holders.

(b)

Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but limited to Stock Reload Options or Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

3.

Stock Subject to Plan.

3.1

Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 3,000,000 shares. Shares of Common Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan.

3.2

Adjustment Upon Changes in Capitalization, Etc. In the event of any dividend (other than a cash dividend) payable on shares of Common Stock, stock split, reverse stock split, combination or exchange of shares, or other similar event (not addressed in Section 3.3, below) occurring after the grant of an Award, which results in a change in the shares of Common Stock of the Company as a whole, the number of shares issuable in connection with any such Award and the purchase price thereof, if any, shall be proportionately adjusted to reflect the occurrence of any such event. Any adjustment required by this Section 3.2 shall be made by the Committee, in good faith, whose determination will be final, binding and conclusive.

3.3

Certain Mergers and Similar Transactions. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Awardees), (c) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Awardees. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Awardees as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Holder, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Holder. In the event such successor corporation (if any) refuses or otherwise declines to assume or substitute Awards, as provided above, (i) the vesting of any or all Awards granted pursuant to this Plan will accelerate immediately prior to the effective date of a transaction described in this Section 3.3 and (ii) any or all Options granted pursuant to this Plan will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines. If such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee. Subject to any greater rights granted to Awardees under the foregoing provisions of this Section 3.3, in the event of the occurrence of any transaction described in this Section 3.3, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

4.

Eligibility.

Awards may be made or granted to non-executive level employees, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. Notwithstanding anything to the contrary contained in the Plan, awards covered or to be covered under a registration statement on Form S-8 may be made under the Plan only if (a) they are made to natural persons, (b) who provide bona fide services to the Company or its Subsidiaries, and (c) the services are not in connection with the offer and sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

5.

Stock Options.

5.1

Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-Qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option.

5.2

Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a)

Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (“10% Shareholder”).

(b)

Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the day of grant; provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder shall not be less than 110% of the Fair Market Value on the date of grant.

(c)

Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 10, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

(d)

Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Nonqualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided that, notwithstanding the provisions of Section 8 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a shareholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option. Subject to the provisions of applicable law, including restrictions on the extension of credit to officers and directors of the Company, the Committee shall be empowered to determine the types of consideration to be paid upon exercise of awards under the Plan (including without limitation by a Holder’s conversion of deferred salary or other indebtedness of the Company to the Holder), such as services, property or other securities of the Company

(e)

Transferability. Except as may be set forth in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative).

(f)

Termination by Reason of Death. If a Holder’s employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(g)

Termination by Reason of Disability. If a Holder’s employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(h)

Other Termination. Subject to the provisions of Section 13.3, below, and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder’s employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder’s employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option that has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option’s term.

(i)

Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiary) shall not exceed $100,000.

(j)

Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

5.3

Stock Reload Option. If a Holder tenders shares of Common Stock to pay the exercise price of a Stock Option (“Underlying Option”), and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes, the Holder may receive, at the discretion of the Committee, a new Stock Reload Option to purchase that number of shares of Common Stock equal to the number of shares tendered to pay the exercise price and the withholding taxes ( but only if such shares were held by the Holder for at least six months). Stock Reload Options may be any type of option permitted under the Code and will be granted subject to such terms, conditions, restrictions and limitations as may be determined by the Committee, from time to time. Such Stock Reload Option shall have an exercise price equal to the Fair Market Value as of the date of exercise of the Underlying Option. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Underlying Option to which the Reload Option is related.

6.

Stock Appreciation Rights.

6.1

Grant and Exercise. The Committee may grant Stock Appreciation Rights to participants who have been, or are being granted, Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

6.2

Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a)

Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code, with respect to related Incentive Stock Options.

(b)

Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

(c)

Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

(d)

Shares Affected Upon Plan. The granting of a Stock Appreciation Right shall not affect the number of shares of Common Stock available under for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

7.

Restricted Stock.

7.1

Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (“Restriction Period”), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

7.2

Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(a)

Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained

Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b)

Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions (“Retained Distributions”) made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c)

Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 10, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

8.

Deferred Stock.

8.1

Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (“Deferral Period”) during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

8.2

Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

(a)

Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 8.2 (d) below, where applicable), share certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

(b)

Rights of Holder. A person entitled to receive Deferred Stock shall not have any rights of a shareholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Common Stock. The shares of Common Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Common Stock to the Holder.

(c)

Vesting; Forfeiture. Upon the expiration of the Deferral Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below. Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

(d)

Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event (“Additional Deferral Period”). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

9.

Other Stock—Based Awards.

Other Stock—Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock—Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

10.

Accelerated Vesting and Exercisability.

10.1

Non-Approved Transactions. If any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (“Exchange Act”)), is or becomes the “beneficial owner” (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company’s then outstanding securities in one or more transactions, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective agreements respecting such Stock Options and awards.

10.2

Approved Transactions. The Committee may, in the event of an acquisition of substantially all of the Company’s assets or at least 50% of the combined voting power of the Company’s then outstanding securities in one or more transactions (including by way of merger or reorganization) which has been approved by the Company’s Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, and (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award.

11.

Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent.

12.

Term of Plan.

12.1

Effective Date. The Plan shall become effective at such time as the Plan is approved and adopted by the Company’s Board of Directors (the “Effective Date”), subject to the following provisions:

(a)

to the extent that the Plan authorizes the Award of Incentive Stock Options, shareholder approval for the Plan shall be obtained within 12 months of the Effective Date; and

(b)

the failure to obtain shareholder for the Plan as contemplated by subparagraph (a) of this Section 13.1 shall not invalidate the Plan; provided, however, that (i) in the absence of such stock holder approval, Incentive Stock Options may not be awarded under the Plan and (ii) any Incentive Stock Options theretofore awarded under the Plan shall be converted into Non-Qualified Options upon terms and conditions determined by the Board to reflect, as nearly as is reasonably practicable in its sole determination, the terms and conditions of the Incentive Stock Options being so converted.

12.2

Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period following the Effective Date.

13.

General Provisions.

13.1

Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms, of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

13.2

Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

13.3

Employees.

(a)

Engaging in Competition With the Company; Disclosure of Confidential Information. If a Holder’s employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within three months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or (ii) discloses to anyone outside the Company or uses any confidential information or material of the Company in violation of the Company’s policies or any agreement between the Holder and the Company, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated.

(b)

Termination for Cause. The Committee may, if a Holder’s employment with the Company or a Subsidiary is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated.

(c)

No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

13.4

Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

13.5

Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

13.6

Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

13.7

Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Florida.

13.8

Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

13.9

Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

13.10

Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

13.11

Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

13.12

Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system.

PLAN AMENDMENTS

Date Approved by Board	Date Approved by Shareholders, if necessary	Sections Amended	Description of Amendments

VOTING INSTRUCTIONS CHINA DIRECT, INC. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS May 30, 2008
PROXY ID #:	XXX
PASSWORD:	XXX

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT FOR THIS MEETING UNDER THE RULES OF THE NYSE, WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC INSTRUCTIONS. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY FOR ONE OR MORE OF THE MATTERS MAY BE GIVEN AT THE DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING, ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY FOR ONE OR MORE OF THE MATTERS,  PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES.  IF THESE TWO REQUIREMENTS ARE MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING USED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN ON THOSE MATTERS, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE. IF YOUR SECURITIES ARE HELD IN THE NAME OF A BANK, WE REQUIRE YOUR INSTRUCTIONS ON ALL MATTERS TO BE VOTED ON AT THE MEETING.

Shareholders of record as of April 15, 2008 can vote their proxy via one of three ways. It is not necessary to mail your proxy card if you are voting by internet or fax. If you have questions in regards to your proxy, or need assistance in voting please c ontact our independent proxy tabulator, Issuer Direct Corporation at 919.481.4005, proxy@iproxydirect.com.

VOTE BY MAIL: Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
VOTE BY FAX: Please mark, sign and date this proxy card promptly and fax to 202-521-3464.
VOTE BY INTERNET: www.iproxydirect.com

PROXY CARD

CHINA DIRECT, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

May 30, 2008

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4

Vote on Directors
Item 1.	Election of Directors.	Nominees:	à	1 FOR ALL	AGAINST ALL	FOR ALL EXCEPT	PROXY ID:	XXXXXXXX
		Yuejian (James) Wang		☐	☐	☐
		Marc Siegel				☐
		David Barnes				☐	PASSWORD:	XXXXXXXX
		Sheldon Steiner				☐
		George Leibowitz				☐
Vote on Proposals							CONTROL #:	XXXXXXXX

Item 2.	Ratification of the appointment of Sherb & Co., LLP as independent registered public accounts for the fiscal year ending December 31, 2008.		à	2 FOR ☐	AGAINST ☐	ABSTAIN ☐

Item 3.	Approval of the 2008 Executive Stock Incentive Plan.		à	3 FOR ☐	AGAINST ☐	ABSTAIN ☐

Item 4.	Approval of the 2008 Non-Executive Stock Incentive Plan.		à	4 FOR ☐	AGAINST ☐	ABSTAIN ☐

The undersigned shareholder of China Direct, Inc. hereby appoints Mr. David Stein, with full power  of substitution, the true and lawful attorney, agent and proxy holder of the undersigned, and hereby authorizes him to represent and vote, as specified herein, all of the shares of Common Stock of China Direct, Inc. held of record by the undersigned on  April 15, 2008 at the annual meeting of shareholders of China Direct, Inc. to be held on May 30, 2008 (the "Annual Meeting") at 1:00 PM (local time), at the Hilton Hotel in Deerfield Beach located at 100 Fairway Drive, Deerfield Beach, Florida 33441-1856, and any adjournments or postponements thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF DIRECTION, THE SHARES WILL BE VOTED FOR THE DIRECTOR NOMINEES AND FOR THE PROPOSALS.

NOTE: Please sign exactly as name appears here on. Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign and give their full title. If a corporation, please indicate the full corporate name and have an authorized officer sign, stating title. If a partnership, please sign in partnership name by an authorized person.

MATERIALS ELECTION

In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT. IF YOU DO ATTEND, YOU MAY VOTE IN PERSON IF YOU DESIRE.

Dated: ________________________, 2008.

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.

			à	FOR ☐	(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)